NIXON PEABODY LLP
                               101 Federal Street
                              Boston, MA 02110-1832
                                 (617) 345-1000
                              Fax:  (617) 345-1300

                           Thomas F. Gloster III, P.C.
                          Direct Dial:  (617) 345-1141
                       E-Mail:  tgloster@nixonpeabody.com
May  8,  2002
VIA  EDGAR
-----------

Securities  and  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

     Professional  Lease  Management  Income  Fund  I,  LLC  (the  "Company")
     Re:     (SEC  File  No.  0-28376)
             --------------------------
Ladies  and  Gentlemen:
     Enclosed is a Solicitation Statement which has been revised to include as an exhibit thereto financial statements and other financial information of the Company. These statements were added pursuant to instructions of Mark Webb, in a conversation with the undersigned on May 1. We understand from Mr. Webb that the Solicitation Statement will be reviewed by the Staff and that comments will be provided within 30 days after this filing.
     In the meantime, should there be any questions about the filing or anything further required to be filed, kindly contact either of the following:

Stephen M. Bess                    Thomas F. Gloster, III, P.C.
PLM International, Inc.            Nixon Peabody LLP
120 Montgomery Street, Suite 1350  101 Federal Street
San Francisco, CA  94104           Boston, MA  02110
Tel:  (415) 445-3202               Tel:  (617) 345-1141
Fax:  (415) 445-3211               Fax:  (617) 345-1300
..                                  Cell:  (617) 653-5667

Thank  you  very  much.



Very  truly  yours,



Thomas F. Gloster III, P.C.

Dear  Investor:

     Last year we explained to you that in order for the Professional Lease Management Income Fund I, LLC (the "Company") to meet its growth objectives, distributions would be reduced so that more cash flow could be re-invested in additional equipment. However, over the last year as a result of an uncertain economy, we took a cautious investment approach. While we continued to seek attractive investment opportunities, we made no new equipment investments. In hindsight, we are glad we took this cautious approach. We believe that most equipment investments that we looked at within the last year declined in value, especially aircraft. Although we believe the economy and equipment investment opportunities have strengthened somewhat, we remain cautious and believe the Company may attain better long-term risk-adjusted returns if the Company's investment options are less restrictive. For this reason, we are seeking a number of modifications that provide the Company flexibility and thus the ability to improve the financial returns, and ultimately increase overall distributions to you.

     As you may recall, the Company's original investment objectives were to generate current distributions and achieve growth through re-investment. These are still our objectives, but we are recommending that additional methods be added to achieve these objectives. We believe the Company's current investment limitations prohibit the Company from making attractive investment opportunities while minimizing individual asset risk and raising additional sources of capital.

     If all of the proposals are approved and because, therefore, the Company will have access to other sources of capital, the Company will make a special cash distribution of $4.9 million ($1.00 per Class A Unit).

     Following is a summary of the modifications for which your consent is sought. There is no assurance that all modifications will be approved.

1. INVESTMENT GUIDELINES / MANAGEMENT FEES. Generally, the current principal purpose of the Company is to invest in an equipment portfolio that is primarily made up of used, transportable equipment. To a lesser extent, the Company is permitted to invest in other types of equipment, joint ventures, securities backed by equipment, residual sharing agreements, futures and other types of equipment leasing derivatives. We believe today that it may be most cost effective and therefore more attractive to invest in the companies that own, use or manage portfolios of equipment (or other tangible assets), rather than investing in equipment itself. Today's economic landscape has changed since the Company's organization, and we believe that the Company should be able to adjust its investment parameters accordingly. The amendment provides for management fees on non-equipment investments to be comparable but in no event more than the management fees paid on equipment assets.

2. EXTEND REINVESTMENT PERIOD. As mentioned previously, we were cautious last year as the economy softened and, therefore the Company made no new investments. Currently, the Company is permitted to re-invest in new assets through December 31, 2002. The amendment extends the reinvestment period through December 31, 2004. Although we believe the economic climate for investing is better now than it was a year ago, we remain cautious and would therefore like to have more time to invest the Company's capital.

3. DEBT. Currently, the Company borrows money on a full recourse basis. This debt is limited to 20% of the original cost of the equipment owned by the Company. We believe that the Company should be selectively using non-recourse borrowings and, in such cases, that there should be no limit on the amount. We believe that the use of non-recourse debt is a prudent way to reduce the Company's risk in the event an investment decreases in value or that an underlying lessee defaults on its lease. Again, in changing economic times, we believe that limiting the equity exposure in any one transaction to the amount of the initial capital committed may be a prudent method of risk management. We believe that there should be no restriction on the amount of non-recourse debt employed because it can often be prudent to maximize the amount of non-recourse leverage attached to a specific investment to reduce the actual amount of the Company's cash at risk. We also believe that the Company should be able to use its credit in order to provide guarantees and other forms of credit enhancement to generate fee income, including in transactions involving affiliates of the Manager.

4. ISSUANCE OF NEW SECURITIES. In helping to achieve its objective of growth and to allow for further diversification, we believe it may be in the best interest of the Company to raise additional equity capital through the issuance of additional securities. These could be additional Class A units, such as the one that you own, or a separate class of securities. At this time we believe that such securities would be issued in connection with the acquisition of additional equipment or other investments. When possible, we may seek to issue securities in exchange for assets.

     We have also increased our efforts to reduce Company overhead costs. You may have noticed that we now outsource our investor servicing and transfer agent functions. Although the service may not be at the level you may be accustomed to, we believe the long-term savings to the Company can be substantial. Finally, we urge all of you to sign up for direct deposit of your distributions. The cost to mail individual checks to investors, especially those of you that receive monthly distributions, is high. We believe that direct deposit will not only save the Company money, but that you will receive your distributions more quickly.

     Please read carefully the enclosed Solicitation Statement, which explains each of these proposals in greater detail, as well as certain risk factors and conflicts, before voting.

  THE BOARD OF DIRECTORS OF THE MANAGER RECOMMENDS THAT YOU VOTE "YES" TO ALL OF
                                 THE PROPOSALS.


If you have questions please call the information agent, Georgeson Shareholder Communications, Inc. at (xxx) xxx-xxxx.


PLM  Financial  Services  Inc.,  Manager

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (Amendment No. 1)

Filed  by  the  Registrant  /X/

Filed  by  a  Party  other  than  the  Registrant  //

Check  the  appropriate  box:

/X/  Preliminary  Proxy Statement

// Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

//  Definitive  Proxy  Statement

//  Definitive  Additional  Materials

//  Soliciting  Material  Pursuant  to  Rule  14a-12

               PROFESSIONAL LEASE MANAGEMENT INCOME FUND I, L.L.C.
               ---------------------------------------------------

                (Name of Registrant as Specified in Its Charter)
                ------------------------------------------------

(Name  of  Person(s)  Filing  Proxy  Statement,  if  other  than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

/X/  No  fee  required.

//  Fee  computed  on  table  below per Exchange Act Rules 14a-6(i)(4) and 0-11.

               PROFESSIONAL LEASE MANAGEMENT INCOME FUND I, L.L.C.
                     120 South Montgomery Street, Suite 1350
                         San Francisco, California 94104

                                  May __, 2002
                             [intended release date]

     This Solicitation Statement is being furnished to each holder (individually, a "Class A Member" and, collectively, the "Class A Members") of Class A Units in Professional Lease Management Income Fund I, L.L.C., a Delaware limited liability company (the "Company"), in connection with the solicitation by the Company of the consent of the Class A Members to a proposed amendment (the "Amendment") to the Fifth Amended and Restated Operating Agreement of the Company dated as of January 24, 1995, as amended (as so amended, the "Operating Agreement"). PLM Financial Services, Inc., a Delaware corporation, is the manager of the Company (the "Manager").

     The primary purposes of the Amendment are to diversify and expand the investment portfolio of the Company to provide an opportunity for income growth. The Amendment would:

     (i) permit the Company, directly or indirectly, to invest in, acquire, own, lease, hold, manage, operate, sell, exchange or otherwise dispose of any type of equipment, securities, real property and other assets, including without limitation debt and equity securities of any type and description;

     (ii) permit the Company to issue from time to time, at the discretion of the Manager and without further consent or approval of the Class A Members, securities with such designations, preferences and relative, participating, optional or other special rights, powers and duties as the Manager may fix;

     (iii) provide that the Manager will receive an annual management fee on securities, real property and other non-equipment assets in amounts which are intended by the Manager to be substantially equivalent to but in any event not in excess of the amounts payable on equipment;

     (iv) permit the Company to incur non-recourse debt without limitation as to amount and to provide credit enhancement for various transactions throughout the term of the Company, including without limitation transactions involving affiliates of the Manager;

     (v) extend the reinvestment period of the Company two years through December 31, 2004; and

     (vi) make changes to the Operating Agreement necessary or appropriate to effectuate the foregoing.

This Solicitation Statement should be read carefully as it describes certain consequences of, and risks and conflicts of interest related to, these changes. See "RISK FACTORS" and "CONFLICTS OF INTEREST."

     This Solicitation Statement and the accompanying consent form are being mailed to Class A Members of record as of the close of business on _________, 2002 (the "Record Date"). Pursuant to Article XVIII of the Operating Agreement, the adoption of the Amendment requires the consent of Class A Members holding more than 50% of the outstanding Class A Units held by all Class A Members on the close of business on the Record Date. On the Record Date there were 4,971,311 Class A Units outstanding. Accordingly, under the Operating Agreement, the consent of Class A Members holding more than 2,485,656 Class A Units will be required for the adoption of the Amendment.

     Under applicable law, no dissenters' rights (i.e., rights of nonconsenting Class A Members to exchange their Class A Units in the Company for payment of their fair value) are available to any Class A Member regardless of whether such Class A Member has or has not consented to the Amendment.

     The consent form enclosed with this Solicitation Statement, to be valid, must be signed by the record owner(s) of the Class A Units and returned to the Manager by _______________ (subject to extension at the discretion of the Manager). A properly executed consent form received by the Manager will be voted in accordance with the direction indicated on the form. If no direction is indicated, a properly executed consent form received by the Manager will be voted in favor of the Amendment. Voting on the Amendment will be conducted only by written consent and no formal meeting of the Class A Members will be held.

     THE  MANAGER  RECOMMENDS  THAT  YOU  CONSENT  TO  THE  AMENDMENT.

     CLASS A MEMBERS ARE ASKED TO VOTE BY MARKING AND SIGNING THE ACCOMPANYING CONSENT FORM AND RETURNING IT PROMPTLY IN THE ENCLOSED ENVELOPE SO THAT IT IS RECEIVED BY _________, 2002. THE CONSENT FORM MAY ALSO BE RETURNED BY FACSIMILE AT (877) 260-0406 (toll free).

                                TABLE OF CONTENTS
                                -----------------
SUMMARY  OF  AMENDMENT                                         10
----------------------
BACKGROUND  AND  PURPOSES  OF  AMENDMENT                       12
----------------------------------------
RISK  FACTORS                                                  27
-------------
CONFLICTS  OF  INTEREST                                        30
-----------------------
CONSENT  OF  CLASS  A  MEMBERS                                 30
------------------------------
ADDITIONAL  INFORMATION  CONCERNING  THE  COMPANY              32
-------------------------------------------------
EXHIBIT  A.  PROPOSED  AMENDMENT  TO  OPERATING  AGREEMENT     34
----------------------------------------------------------
EXHIBIT  B.  FINANCIAL  INFORMATION                            39
-----------------------------------

                              SUMMARY OF AMENDMENT
                              ---------------------

     Consenting  to the Amendment would permit the Company to do the following:

     1.     Permit  the  Company  to  Acquire  Various  Types  of  Property.
             ---------------------------------------------------------------

          To date, the Company has exclusively invested in an equipment portfolio consisting primarily of long-lived, low obsolescence capital equipment that is easily transportable by and among respective users. The Company is also currently permitted to invest in various types of joint ventures, securities backed by equipment, residual sharing agreements, futures and other types of equipment leasing derivatives. The Amendment would permit the Company to diversify the assets and to acquire all types of real and personal property, including debt and equity securities of any type and description. See BACKGROUND AND PURPOSES OF AMENDMENT - Additional Property for a discussion of
         ---------------------------------------------------
the reasons for these proposed changes in the investment policies of the Company and the current investment intentions of the Manager if the Amendment is adopted.

     2.     Permit  the  Company  to  Issue  Additional  Securities.
             -------------------------------------------------------

     Currently, the Operating Agreement does not offer the Company the flexibility of raising additional funds by issuing additional securities. The Manager believes that in order to assist the Company in achieving operating cash flow growth and diversifying its investment portfolio, it is in the best interest of the Company and its Members to permit the Company to raise equity capital periodically by issuance of additional securities. The Manager currently intends that capital raised by any such issuance of equity securities would be used to acquire additional equipment or other assets. See BACKGROUND
                                                                      ----------
AND  PURPOSES  OF  AMENDMENT  -  Additional  Securities  for a discussion of the
 ------------------------------------------------------
reasons for the possible issuance of securities to raise additional equity capital and the alternatives considered by the Manager.

There is no assurance, however, that the Company will, in fact, offer any additional securities or what the terms of any such securities would be or that, if such an offering were made, it would be successful.

     3.     Modify  Certain  Fees  Payable  to  the  Manager.
             ------------------------------------------------

          The Amendment provides that the Manager will be entitled to receive an annual management fee on non-equipment assets in amounts which are intended by the Manager to be substantially equivalent to but in any event not in excess of the amounts now earned on equipment investments.

     4.     Modify  Permitted  Debt;  Permit  Credit  Enhancement.
             -----------------------------------------------------

          The Amendment would permit the Company to incur non-recourse debt without limitation as to amount, which would reduce the Company's equity in the related asset.

     Further, the Amendment would permit the Company to make certain guarantees and otherwise provide credit enhancement to leasing and other transactions, including, without limitation, transactions involving the Manager and its affiliates, in consideration of guarantee fees and other compensation to be paid to the Company.

     5.     Extend  Reinvestment  Period.  The  Amendment  would  extend  the
             ----------------------------
reinvestment period from December 31, 2002 through December 31, 2004, during which time the Company could invest in additional assets.

    BACKGROUND AND PURPOSES OF AMENDMENTBACKGROUND AND PURPOSES OF AMENDMENT
    ------------------------------------------------------------------------

     The Company is soliciting the consent of the Class A Members to permit the Company to do various things, including to acquire assets in addition to equipment. The primary purposes of the Amendment are to diversify and expand the investment portfolio of the Company to provide an opportunity for income growth. The exact language of the Amendment is set forth in Exhibit A to this Solicitation Statement.

     Organization  of  the  Company;  Manager;  and  Current  Operations
     --------------------------------------------------------------------

     The Company is a Delaware limited liability company which was created on August 22, 1994 for the principal purpose of purchasing, leasing or otherwise investing in a diversified equipment portfolio consisting primarily of long-lived, low obsolescence capital equipment that is easily transportable by and among users. The Company's financial statements for the year ended December 31, 2001, and other financial information about the Company is included in Exhibit B to this Solicitation Statement.

The Company issued Class A Units (the "Class A Units") on a monthly basis during the offering period (from May 1995 through May 1996), which are currently held by 5,063 investors (the "Class A Members"). The Manager and its affiliates do not own any Class A Units.

The Manager is the sole Class B Member of the Company, owning all 100 Class B Units, and as such entitled to a 15% interest in the Company's cash distributions. When the cash distribution paid on each Class A Unit equals or exceeds the original Capital Contribution of $20 per Unit, the Class B Member's interest in cash distributions will increase to a 25% interest in the Company's cash distributions. As of March 31, 2002, distributions in the aggregate amount of $56,151,478 have been made with respect to the Class A Units.

The Manager of the Company is PLM Financial Services, Inc., a Delaware corporation which is a wholly-owned subsidiary of PLM International, Inc., a Delaware corporation ("PLM International") with its principal place of business located at 120 South Montgomery Street, San Francisco, California 94104.

The Manager has full and complete charge of all affairs of the Company and the management and control of the Company's business rests exclusively with the Manager, subject to the terms and conditions of the Operating Agreement.

The Manager has been principally engaged in the organization, distribution and management of leasing programs specializing in diversified portfolios of long-lived, low obsolescence capital equipment. The Manager has the ultimate authority in all matters affecting the business and affairs of the Company.

In February 2001, MILPI Acquisition Corp. ("MILPI") acquired control of PLM International, the parent of the Manager, and MILPI was merged into PLM International in February 2002. As a result, PLM International is now controlled by Semele Group Inc., a publicly traded company ("Semele") that is an affiliate of Equis Financial Group ("EFG"), an equipment leasing and real estate investment company. As part of the February 2001 change of control, Gary D. Engle and James A. Coyne became Directors of the Manager. Messrs. Engle and Coyne have experience in equipment leasing, real estate and corporate and finance.

The  Directors  and  officers  of  the  Manager  are  as  follows:

Name                        Age     Position
-----                      ----     ---------
Gary  D.  Engle             52     Director,  PLM  Financial  Services,  Inc.,
                                   PLM Investment  Management,  Inc.,  and
                                   PLM  Transportation  Equipment  Corp.

James  A.  Coyne            42     Director  and  Secretary,  PLM Financial
                                   Services, Inc.,  PLM  Investment Management,
                                   Inc., and PLM Transportation Equipment Corp.

Stephen  M.  Bess           55     Director  and  President, PLM Financial
                                   Services, Inc.,  and  PLM  Investment
                                   Management,  Inc.

     Gary D. Engle was appointed a Director of the Manager in January 2002. He was appointed a Director of PLM International in February 2001 and was elected Chairman of the Board in February 2002. Since November 1997, Mr. Engle has been Chairman and Chief Executive Officer of Semele. Mr. Engle is President and Chief Executive Officer of the general partner of EFG, which he joined in 1990 as Executive Vice President. Mr. Engle purchased a controlling interest in EFG in December 1994.

     James A. Coyne was appointed a Director and Secretary of the Manager in April 2001. He was appointed a Director of PLM International in February 2001 and was elected Vice President and Secretary in February 2002. Mr. Coyne has been a Director, President and Chief Operating Officer of Semele since 1997. Mr. Coyne is Executive Vice President of the general partner of EFG. Mr. Coyne joined EFG in 1989, remained until 1993, and rejoined in November 1994.

     Stephen M. Bess was appointed a Director of the Manager in July 1997. Mr. Bess was appointed President of the Manager in October 2000. He was appointed President and Chief Executive Office of PLM International in October 2000. Mr. Bess was appointed President of PLM Investment Management, Inc. in August 1989, having served as Senior Vice President of PLM Investment Management, Inc. beginning in February 1984 and as Corporate Controller of the Manager beginning in October 1983. Mr. Bess was Vice President-Controller of Trans Ocean Leasing Corporation, a container leasing company, from November 1978 to November 1982, and Group Finance Manager with the Field Operations Group of Memorex Corporation, a manufacturer of computer peripheral equipment, from October 1975 to November 1978.

     The Directors of the Manager are elected for a one-year term or until their successors are elected and qualified. No family relationships exist between any Director or executive officer of the Manager, PLM Transportation Equipment Corp., or PLM Investment Management, Inc.

The Company was formed primarily to invest in an equipment portfolio consisting primarily of used long-lived, low obsolescence capital equipment that is easily transportable by and among prospective users. In conducting its equipment business, the Company was to, among other things, purchase, lease, charter, purchase options to purchase, purchase equity interests in equipment-owning entities or otherwise invest in equipment; enter into contracts respecting the use of the equipment; sell or otherwise dispose of equipment; and engage in all related and incidental business activities, including the borrowing and lending of funds.

     One of the Company's original objectives was to increase its revenue by reinvesting a portion of its operating cash flow in additional equipment in order to grow its portfolio. Further, the Company intended to reinvest a portion of its net disposition proceeds in additional equipment during its operations. In addition, the Company intended and currently intends to provide cash distributions to the Members.

     The Company has to date invested almost exclusively in transportation equipment subject to operating leases. Equipment leases are characterized generally as either "operating leases" or full payout "net leases." Operating leases typically are short- and mid-term leases or other contracts for the use of the equipment under which the lessor or other owner normally receives aggregate payments in amounts that are less than the lessor's or other owner's equipment purchase price.

     The  Amendment
      --------------

     Additional  Assets.  The  Amendment  would  permit  the Company to acquire
      ------------------
assets of all kinds in addition to equipment and equipment-backed securities. The Company was formed to invest primarily in transportation and other types of long-lived, low obsolescence capital equipment. To a lesser extent, the Company is permitted to invest in other types of equipment, joint ventures and residual sharing agreements and to purchase equity interests in equipment-owning entities. In practice, however, the Company has invested almost exclusively in transportation equipment.

     The Company's current investment policies and practices, in the judgment of the Manager, are too narrow and limit the Company's ability to take advantage of investment opportunities which may provide more attractive risk-adjusted returns to the Members. The Manager believes that diversifying the Company's investment portfolio could provide returns in excess of those currently available to the Company, generating cash available for potential cash distributions to the Members. Diversifying the investment portfolio would also allow better risk management.

The Manager believes that in order to improve total returns and provide income growth, the Company needs greater flexibility to pursue attractive investment opportunities, the timing and extent of which vary in relation to changes in the economy and financial markets.

The Manager believes that the Company should be able to adjust its investment strategy in response to changing economic conditions. During the past year the Manager took a cautious investment approach and made no new equipment investments. Although the Manager believes the economy is strengthening somewhat, the Manager remains cautious and believes the Company may attain better long-term risk-adjusted returns if the Company's investment options are less restrictive.

     While the Manager currently anticipates the Company's continued investment in equipment, such investment may take place through the acquisition of debt and equity securities of leasing companies, equipment leasing limited partnerships and other companies that have significant equipment assets; direct finance leases; loans secured by equipment; and variable rate leases. The Manager also may consider leasing equipment to companies in exchange for lease payments made through a combination of both cash and securities of the lessee (e.g., options and warrants).

     The Manager believes that there are opportunities to acquire portfolios of assets that, in addition to equipment, may include real estate and other types of assets used in a company's business. It also believes that such opportunities exist when financial institutions seek to sell assets and that these portfolios might also include other types of accounts or trade receivables. The Manager believes that it can generally negotiate better terms and prices when it can acquire an entire asset portfolio as opposed to certain equipment assets included in the portfolio.

     The equity securities in which the Company might invest could include common stock, preferred stock and securities convertible into common stock, partnership or limited liability company interests, as well as options and warrants to purchase such securities. The debt securities in which the Company might invest could include equipment company certificates, bonds, debentures, notes and mortgage-related securities. Such securities might include lower-rated securities which could provide the potential for higher yields and therefore could entail higher risk.

     The proportion of the Company's assets invested in any one type of security or any single issuer would not be limited. The Manager would have full authority relating to the bases and methods for selection of investments, and the Company would not be subject to any policy limitations on the amounts and nature of any non-equipment related securities purchased, sold or held; provided that the Company intends to conduct its activities in such a manner so as not to be deemed an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Conducting activities in such a manner so as not to be deemed an investment company under the 1940 Act generally means that the Company does not intend to enter the business of investing in securities and that no more than 40% of the Company's total assets will be invested in securities. While the Company intends to operate so as to not be treated as an investment company under the 1940 Act, if it did not meet the exclusions under the 1940 Act in the future, the Company would be required to register as an investment company under the 1940 Act.

     The Company's investments in securities may be subject to significant business, financial, market and other risks. There can be no assurance that the Company will correctly evaluate such investments and the attendant risks or that such investments will be profitable to the Company. In addition, the securities may fluctuate in value and such fluctuations could be material. See "RISK FACTORS."

     Additional  Securities.  Currently,  the Company is not permitted to issue
      ----------------------
additional securities. The Amendment would permit the Company to issue from time to time additional securities with such designations, preferences and relative, participating, optional or other special rights, powers and duties as the Manager may fix. The Company would have funds, if such securities were offered and sold, to acquire additional equipment and other assets without using cash flow from operations which might otherwise be available to pay down debt or for distribution to the Members. The Manager currently expects that any offering of securities would be conducted on a private placement basis, most likely in connection with the acquisition of equipment or other assets by the Company. Although the Company does not currently anticipate a public distribution of Company securities, it is nonetheless possible. In the event that such securities were to be offered to the public for cash capital contributions to the Company, the Company would first offer such securities to the Class A and B Members in proportion to their then existing economic interests in the Company (85% for the Class A Members and 15% for the Class B
Members), subject to regulatory approval. In such event the Manager and its affiliates will not be subject to any limitation on the amount of Units that they can acquire for their own account and will be entitled to vote such Units on an equal basis with the other purchasers, notwithstanding any other provision of the Operating Agreement to the contrary. Alternatively, the Company may distribute Company securities under other circumstances, including in connection with the acquisition of Company Assets, in which case it is not expected that such securities will first be offered to the current Members.

     The Amendment would give the Manager discretion to issue the additional securities from time to time without further consent or approval of the Class A Members. The rights, powers and duties of the additional class would probably differ significantly from those of the existing Class A Units. The specific provisions of any security that the Company might offer have not been determined and will depend on a variety of factors existing at the time of the proposed issuance. Such factors could include the quality of the Company's portfolio, interest rates and perceived demand for the security. The Manager expects that any equity security offered by the Company would have voting and other rights that, depending upon the actual number of securities issued, could affect control of the Company. It is possible that such securities will be voted jointly with the Class A Units or might in fact have different voting rights as a separate class. The Manager expects that the provisions of the securities would be favorable to potential purchasers so that the securities would be sold and funds raised. There is no assurance, however, that the securities will be offered or the sale thereof would be successful.

     The Manager considered alternatives to the issuance of additional securities as a means of raising the funds the Company would need to enhance its reinvestment program and to permit future distributions to the Class A Members in a greater amount than would otherwise be available. The alternatives considered were raising funds through borrowings or using Company current cash flow. The Manager believes that the issuance of additional securities would be preferable to both the borrowing and the cash flow alternatives, since either of these alternatives would reduce the cash flow available to the Company for distribution to Class A and Class B Members and accordingly would probably result in reduced distributions. Although the Manager is asking Class A Members to approve the Amendment permitting the issuance of additional securities, having determined that this is the most feasible means of raising additional funds, there is no assurance that the Company will in fact ever determine to issue such securities or, if offered, that such security can or will be successfully sold.

     Management  Fee  Revisions.  PLM  Investment  Management, Inc. ("IMI"), an
      --------------------------
affiliate of the Manager, is entitled to receive a monthly fee equal to the lesser of (a) the fees which would be charged by an independent third party for similar services for similar equipment or (b) the sum of (i) for that equipment for which IMI provides only basic equipment management services (A) 2% of the gross lease revenues attributable to equipment which is subject to full payout net leases, and (B) 5% of the gross lease revenues attributable to equipment which is subject to operating leases, and (ii) for that equipment for which IMI provides supplemental equipment management services, 7% of the gross lease revenues attributable to such equipment. No equipment management fee is earned, however, in connection with transactions involving the purchase of interests in residual values or remarketing proceeds revenue or similar interests.

The Manager earns compensation for providing re-leasing services for any equipment for which the Manager has, following the expiration of the current or most recent lease for the use of the equipment, arranged a subsequent lease for the use of such equipment, other than to the current or most recent lessee or other operator of such equipment. This re-lease fee is generally equal to 2% of the gross leased revenues derived from such re-lease; provided that no release fee is payable if such re-lease fee would cause the combination of equipment management fees and re-lease fees with respect to such equipment to exceed 7% of gross leased revenues. No such fee is payable by the Company with respect to non-equipment assets.

Further, PLM Transportation Equipment Corporation, also an affiliate of the Manager, receives as compensation for the sale of items of equipment a fee equal to the lesser of (i) 50% of the competitive equipment sales commission or (ii) 3% of the sales price of equipment which it sells on behalf of the Company; provided that such amount is not be paid until the Class A Members have received distributions equal to their capital contributions. No such fee is payable by the Company with respect to non-equipment assets.

The Amendment provides that affiliates of the Manager will receive an annual management fee on securities and other non-equipment assets in amounts which would, in the reasonable judgment of the Manager, be substantially equivalent to the fees earned with respect to equipment. Affiliates of the Manager will receive a fee of 1.5% of the fair market value of any publicly traded securities (although the Manager does not expect a significant amount of such securities will be acquired). The Manager expects that, as noted under BACKGROUND AND
                                                                  --------------
PURPOSES  OF  AMENDMENT  -  Additional  Assets, future Company investments might
    ------------------------------------------
include the acquisition of debt and equity securities of leasing companies, equipment leasing limited partnerships and other companies that have significant assets. In connection with the acquisition of securities of any non-publicly traded operating company, the Manager will be entitled to a 2% annual management fee (based upon its percentage ownership in the operating company) of the gross revenues of such operating company, assuming that the Manager or its affiliates did not participate significantly in the management of such company; and 5% of the gross revenues from the operating company in the event that the Manager or its affiliates in fact participate significantly in the management of such company. In no event, however, will the Manager or its affiliates charge the Company a fee in excess of that which would be charged by an independent third party for similar services and such percentages shall be further reduced to make sure that, based upon analysis of the revenues and profit margins of the operating company, such fees remain substantially equivalent to those charged with respect to equipment. If the Manager or its affiliates (including controlling persons) provide other services or benefits (including office space) to such companies they will be reimbursed for the actual cost to the Manager or its affiliates of such services or benefits.

     Borrowings;  Credit Enhancement.  Currently, long-term borrowings utilized
      -------------------------------
by the Company are limited to approximately 20% of the aggregate cost of all equipment owned by the Company. It has been the Company's practice that such borrowings are on a fully recourse basis to the Company (but not to the Members). The Amendment would remove this limitation so that the Company could incur non-recourse debt (debt that is specifically limited to the related asset or to a specific amount of capital) without limitation as to amount. The Manager believes that the Company should selectively begin using non-recourse borrowings, which may be a prudent way to limit equity exposure and reduce risk in the event that an investment either decreases in value or an underlying lessee defaults on the lease.

     The Amendment would also permit the Company to utilize its credit at any time during the term of the Company in order to provide guarantees and other forms of credit enhancement to leasing and other transactions, including transactions involving affiliates of the Manager. In all cases the Manager will set limits on the extent of the Company's recourse liability. In consideration for such credit enhancement, the Company would be paid a fee to be negotiated by the Manager in an appropriate amount to compensate the Company for any risks it takes in connection with such transaction.

Examples of these transactions include the following. Any borrower or lessee may seek from the Company a partial guarantee of the borrower's or lessee's obligations in a transaction, thereby reducing its cost of capital. In another case, the Company may be afforded an opportunity to participate in a transaction in exchange for credit enhancement while at the same time preserving its operational cash. Credit enhancement might also be appropriate when the Manager believes that there may be excessive risks of ownership of particular items of equipment or other property (for example, oil tankers or other assets that pose environmental or other special risks). In such case, the Company may choose to use credit enhancement to limit its out-of-pocket cash expenditures and other exposure, but nonetheless take advantage of the investment benefits from the transaction.

In all of these transactions the Manager would be entitled to a management fee except in the case where credit enhancement is provided to affiliates. (Such fee would be the lesser of 5% of the compensation paid to the Company or a fee which would be charged by an independent third party for such services.) In the event of any credit enhancement transaction involving the Manager or its affiliates, the Manager would obtain a fairness opinion from an independent third party with respect to the participation by the Company in the transaction or other evidence demonstrating such fairness to the Company.

Extension  of  Reinvestment  Period.  Currently, the period in which the Company
-----------------------------------
may reinvest its revenues in new investments expires on December 31, 2002. The Amendment would extend the reinvestment period through December 31, 2004. As described earlier, during the past year the Company did not acquire new investments because of the Manager's concern about the economy and its belief that risk-adjusted returns on investments, particularly in aircraft and other transportation assets and other equipment, were particularly depressed. Although the Manager believes that the present investing climate is better than it was a year ago, the Manager also believes that extending the reinvestment period beyond December 31, 2002 is advisable as it will permit the Company to invest over a longer period of time, decreasing the risk of investing the Company's capital in a single, relatively short, economic cycle.

     Special  Distribution.  If  the  Amendment  is approved in its entirety and
     ---------------------
because, therefore, the Company will have access to other sources of capital, the Manager will direct the Company to make a special cash distribution to the Class A Members of $4,971,311 ($1.00 per Class A Unit).



                                  RISK FACTORS
                                  ------------

     Introduction.  The  Company was formed primarily to invest in an equipment
      ------------
portfolio. The Company continues to be subject to the business, investment and tax risks associated with such activities. In addition, adoption of the Amendment will subject the Company and its Class A Members to additional risks, including the following.

     Additional  Assets.  Under  terms  of the Operating Agreement, the Manager
      ------------------
has full power over the business and affairs of the Company. Therefore, Class A Members are not given an opportunity to approve or disapprove decisions, including potential investments, made by the Company, and the Company will be able to invest in assets in addition to equipment without further consent of the Class A Members.

     The Amendment would permit the Company to make investments that are different from the equipment investments currently permitted by the Operating Agreement. There can be no assurance that any new investments will provide a better economic return to the Members than investments in equipment.

     The Manager will have full authority relating to the selection of investments and the Company will not be subject to any policy limitations on the amounts and nature of any assets purchased, sold or held, provided that the Company will conduct its activities in such a manner so as not to be deemed an investment company under the 1940 Act.

     Investments in securities pose risks different from those associated with investments in equipment. For example, equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. In addition, even though interest-bearing debt securities are investments which may promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Also, some securities which may provide the potential for higher yields may also entail a commensurately greater risk of loss. Issuers of high-yield debt securities, for example, may be more unstable than other debt issuers and therefore more likely to default.

     Issuance of Additional Securities.  The Amendment would permit the Manager,
     ---------------------------------
without any further consent or approval of the Class A Members, to issue additional securities with such designations, preferences and relative, participating or other special rights, powers and duties, including rights and preferences senior to the existing Class A Units, as the Manager may fix. Any issuance of additional securities with equal or greater voting rights would dilute, perhaps substantially, the voting rights of the current Class A Members.

     Further, the Company might not be successful in selling any additional securities. Any public issuance of additional securities would also have to satisfy the requirements of federal and state securities laws and regulators applying those laws, which could affect the timing, structure and feasibility of any issuance of securities as well as the availability of such security for purchase by Class A Members in certain states.

     Increased  Debt;  Credit  Enhancement.  Permitting the Company to increase
      -------------------------------------
its debt level above current limitations (even on a non-recourse basis) may subject the Company to increased risk of default and loss of its assets. There will be no specific limit on the amount of non-recourse debt the Company may incur. Permitting the Company to engage in credit enhancement transactions will subject the Company to a risk of substantial loss in the event that the Company's guarantees or other credit enhancement undertakings are called upon. This exposure will substantially exceed any fees that the Company gets in exchange for such undertakings. Further, in such event the Company may have to foreclose on any security interest received in exchange for the Company's guarantee, thereby becoming an asset owner when it originally intended to act as a guarantor.

     The  1940 Act.  The Company intends to conduct its activities so as not to
      -------------
be deemed an investment company under the 1940 Act. However, if it does not in the future meet the requirements for exclusion from the 1940 Act, the Company would be subjected to substantial reporting and regulatory constraints which could adversely affect its operations and the level of distributions made to the Class A Members.

                            CONFLICTS OF INTEREST
                            ---------------------

     The Manager and its affiliates have various conflicts of interest with the Company. It may have additional conflicts in the event that the Amendment is approved, particularly with respect to the acquisition of additional Company Assets and the payment of corresponding fees and the provision of credit enhancement in transactions in which the Manager and its affiliates may be participating. However, the Manager has a fiduciary duty and obligation to conduct the affairs of the Company in the best interests of the Company, subject to and limited by all of the terms of the Operating Agreement. In carrying out its fiduciary duty, the Manager must at all times act with integrity and good faith and exercise due diligence in all activities relating to the conduct of the business of the Company and in resolving conflicts of interest.


                           CONSENT OF CLASS A MEMBERS
                           ---------------------------

     This Solicitation Statement is being furnished to Class A Members in connection with the solicitation by the Company of the consent of the Class A Members to the Amendment. NO FORMAL MEETING OF CLASS A MEMBERS WILL BE HELD.

     A properly executed consent form received by the Manager will be voted in accordance with the direction indicated by the Class A Member on the form. If no direction is indicated, a properly executed consent form received by the Manager will be voted in favor of the Amendment. To be counted, a consent form must be received by the Manager no later than _____________, subject to extension at the discretion of the Manager. The consent form may be returned by mail to the Manager, c/o Georgeson Shareholder Communications, Inc., Wall Street Station, P.O. Box 1101, New York, NY 10269-0666 or by hand delivery to 17 State Street, 10th Floor, Attention: Proxy Tabulation, New York, NY 10004. A postage paid envelope addressed to the Manager is enclosed. The consent form may also be returned to the Manager by facsimile at (877) 260-0406 (toll free). To be valid, a consent form must be signed by the record owner(s) of the Class A Units represented thereby as listed in the records of the Company on the Record Date. A written consent may not be withdrawn or voided once it is received by the Manager. All questions as to the validity (including time of receipt) of all consent forms will be determined by the Manager, which determinations will be final and binding. As of the Record Date, there were 4,971,311 Class A Units outstanding. Accordingly, under the Operating Agreement, the Consent of Class A Members holding more than 2,485,656 Class A Units will be required for the adoption of the Amendment.

     No  affiliates  of  the  Manager  own  any  Class  A  Units.

     This Solicitation Statement has been prepared under the direction of the Manager. The costs of preparing and mailing this Solicitation Statement and the enclosed consent form and soliciting consent will be paid by the Company. In addition to soliciting the consent of Class A Members by mail, representatives of the Manager may, at the Company's expense, solicit the consent of Class A Members by telephone, telegraph, in person or by other means. In addition, the Manager has retained Georgeson Shareholder Communications, Inc. to solicit the consent of Class A Members. The fees of Georgeson Shareholder Communications, Inc. will be paid by the Company and are estimated to be $7,000, plus reimbursement for certain expenses.

     Pursuant to Article XVIII of the Operating Agreement, the consent of Class A Members holding more than 50% in the aggregate of the Class A Units held by all Class A Members is required for approval of the Amendment. Upon receipt of the requisite approval, it will be binding on all Class A Members, whether or not they consented.

     THE MANAGER RECOMMENDS THAT THE AMENDMENT BE APPROVED AND URGES EACH CLASS A MEMBER TO COMPLETE AND RETURN THE ENCLOSED CONSENT FORM IMMEDIATELY. ANY CLASS A MEMBER WITH QUESTIONS RELATING TO THE AMENDMENT SHOULD TELEPHONE THE COMPANY AT (888) 204-8031.

     ADDITIONAL  INFORMATION  CONCERNING  THE  COMPANYADDITIONAL  INFORMATION
      ------------------------------------------------------------------------
CONCERNING  THE  COMPANY
      ------------------

     The Class A Units are registered under the Securities Exchange Act of 1934 and as a result the Company files annual and quarterly reports and other information with the Securities and Exchange Commission (the "Commission"). Such reports and other information may be read at the Commission's Public Reference Room, 450 Fifth Street, N.W., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-(800) SEC-0330. The Commission maintains an Internet site (http://www.sec.gov.) that contains reports, proxy and information statements and other information regarding issuers like the Company who file electronically with the Commission. In addition, the Company's Annual Report on Form 10-K for the year ended December 31, 2001, and its Quarterly Report for the three-month period ended March 31, 2002 may be obtained by Class A Members from the Company by writing to the Company c/o ACS Securities Services, 3988 N. Central Expressway, Building 5, 6th Floor, Dallas, Texas 75204.

                                    EXHIBIT A
                                    ---------

     The full text of the proposed Amendment to the Operating Agreement is as follows:
                                 AMENDMENT NO. 1

                                       to

                 FIFTH AMENDED AND RESTATED OPERATING AGREEMENT



     THE FIFTH AMENDED AND RESTATED OPERATING AGREEMENT of Professional Lease Management Income Fund I, L.L.C., dated as of January 24, 1995, by and among PLM Financial Services, Inc., as the Manager and the Members referred to therein (the "Operating Agreement"), is hereby amended as of _______________, 2002, as follows:

                                    RECITALS:

     On the date hereof, a Majority in Interest of the Class A Members of the Company consented to certain amendments to the Operating Agreement, which are described in the Solicitation Statement and are set forth in this Amendment No. 1.

1. The following terms are hereby added to Section 1.04 in replacement of the corresponding terms in such Article:

"Company Assets" means each and all of the assets purchased, owned, operated and/or leased by the Company, or in which the Company has acquired a direct or indirect interest, whether tangible or intangible and whether real, personal or mixed, including, but not limited to, equipment, equipment leases, debt and equity securities of every type and description, direct finance leases, loans secured by equipment, variable rate leases, accounts or trade receivables and real estate.

2. The following terms are hereby added to Section 1.04 in their proper alphabetical position:

"Solicitation Statement" means the Solicitation Statement of the Company dated _______________, 2002, as amended or supplemented from time to time, pursuant to which the Consent of the Class A Members was obtained to the amendments to the Operating Agreement set forth herein.

3. As the context shall require or reasonably permit, wherever the term "Equipment" appears in the Operating Agreement it is hereby replaced by the term "Company Assets," and wherever the term "equipment" appears in the Operating Agreement, it is hereby replaced by the term "assets."

4. The purposes of the Company are as set forth in Section 1.05, as supplemented and modified by the Solicitation Statement. Without limiting the generality of the foregoing, the first paragraph of Section 1.05 is hereby deleted and the following inserted in place thereof:

1.05 Purpose of Company and Investment Objectives. The principal purpose of the Company is to invest in a diversified portfolio of Company Assets.
5. The third paragraph of Section 1.05 is hereby deleted and the following substituted in lieu thereof:

The Manager intends to reinvest a portion of the Company's Cash Flow and Net Disposition Proceeds into the acquisition of, and capital improvements to, Company Assets until December 31, 2004.

6. In Section 2.02(q) the words "Retained Proceeds for Reinvestment in Additional Equipment for six years after the year which includes the Closing Date;" are hereby deleted and the following inserted in place thereof:
Retained Proceeds for Reinvestment in additional Company Assets through December 31, 2004;

7. The proviso clause at the end of Section 2.02(c) is hereby deleted and the following substituted in place thereof:

; provide guarantees and other forms of credit enhancement, including in connection with transactions involving Affiliates of the Manager, in exchange for a fee to be negotiated by the Manager; provided, however, that where long-term recourse borrowings are utilized by the Company they will be limited to approximately 20% of the aggregate cost of all cost of the Company Assets owned by the Company at the time any such borrowing is originated (there is no such limitation on nonrecourse borrowings of the Company) and all such borrowings will be nonrecourse to the Class A Members;

8. The following is hereby inserted as Section 2.02(y), and current Section 2.02(y) is hereby renumbered Section 2.02(z):

(y) Take any action that the Manager determines in its sole discretion to be necessary or appropriate, including, without limitation, amending this Agreement, to enable the Company to issue additional Units and one or more additional classes of Units (or other securities) with such designations, preferences and relative, participating, optional or other special rights, including special voting rights, and qualifications, limitations or restrictions thereof as shall be fixed by the Manager, and, in connection with the issuance of any such security, solicit and accept capital contributions in such amounts and at such times as the Manager may determine and admit new members and substituted members; provided that no such amendment will reduce the relative shares of the Class A Members and the Class B Members in the distributions of the Company.

9. Section 2.06(a) is hereby amended by adding the following sentence immediately following the first sentence of such Section:

As further compensation for providing asset management services not covered by the preceding sentence, IMI shall receive from the Company, on a monthly basis, as soon as reasonably practical following the close of each calendar month, an additional management fee equal to the lesser of (i) the fees which would be charged by an independent third party for similar services for similar assets,
(ii) fees which are substantially equivalent to those charged with respect to the assets covered by the preceding sentence, or (iii) the sum of (A) for those Company Assets which consist of publicly-traded securities, 1/12th of 1.5% of the fair market value of such securities, and (B) for those Company Assets which consist of the securities of an operating company that is not publicly traded,
(x) 1/12th of 2% (based upon the Company's percentage ownership in the operating company) of the gross monthly revenues of such company, if neither the Manager nor any Affiliate participated significantly in the management of such company, and (y) 1/12th of 5% (based upon the Company's percentage ownership in the operating company) of the gross monthly revenues of such company, if the Manager and/or its Affiliates participated significantly in the management of such company. Further, if the Manager or its Affiliates (including Controlling Persons) provide other services or benefits to any such operating company, they will be reimbursed for the actual cost to the Manager or its Affiliates of such services and benefits.

10. Section 2.06(e) of the Original Agreement is hereby deleted and the following substituted in lieu thereof:

(e) Limitation on Compensation. With respect to equipment in the Company's investment portfolio, the Manager shall provide to the Company, on an annual basis, a comparison, prepared in accordance with generally accepted accounting principles consistently applied, of (i) the maximum aggregate fees, compensation and promotional interest which may be paid by the Company to, and Interim Ownership Income or Loss (as defined below) received by, the Manager and its Affiliates under Section IV of the North American Securities Administrators Association, Inc. Statement of Policy Regarding Equipment Programs ("NASAA Guidelines") as in effect on the Effective Date (such amount being hereinafter referred to as the "NASAA Compensation Amount") with (ii) the aggregate fees, compensation and promotional interest paid by the Company to the Manager and its Affiliates under the terms of this Agreement with respect to such equipment (such amount being hereinafter referred to as the "Company Compensation Amount"). If such comparison demonstrates that the Company Compensation Amount exceeds the NASAA Compensation Amount, the Manager shall promptly contribute cash to the capital of the Company in the amount of such excess, plus interest not in excess of 2% above the annual rate of interest then publicly announced by the Bank of America, N.T. & S.A. as its reference rate, calculated from the point in time, if apparent, in which the excess occurred, which sum shall then, in its entirety, be distributed to the Class A Members in accordance with the number of Class A Units held by each. For purposes of this paragraph, "Interim Ownership Income or Loss" means interim income or loss derived from entitlement to rents and obligations for expenses and liabilities with respect to any Equipment held by the Manager or an Affiliate until the Company acquires such Equipment. Specifically in connection with subsection (i) above, NASAA Guideline IV.C.2 is to be applied for purposes of determining the minimum amount of proceeds that would normally be required to be utilized for Investment in Equipment and for purposes of performing the comparative compensation analysis dictated by this Section 2.06(e). Under the NASAA Guidelines, a program must commit a percentage of Capital Contributions to Investment in Equipment which is equal to the greater of (i) 80% of Capital Contributions reduced by .0625% for each 1% of indebtedness encumbering equipment or (ii) 75% of Capital Contributions.

Further, the Manager shall provide to the Company, on an annual basis, a description of all fees payable to the Manager and its Affiliates with respect to all other Company Assets and a comparison of such fees to fees which may be payable with respect to equipment.

11. Clause (2) of the second paragraph of Article XVIII is hereby deleted and the following clause substituted in lieu thereof:

(2) cure any ambiguity or to correct or supplement any provision herein which may be inconsistent with any other provisions with respect to matters or questions arising under this Agreement, the Prospectus contained as part of the Registration Statement or the Solicitation Statement which will not be inconsistent with provisions of this Agreement;

12. The last sentence of the second paragraph of Article XVIII is hereby amended by deleting the word "and" preceding clause (6) and adding the following clauses at the end of such sentence:

; (7) to enable the Company to issue one or more additional classes of Units (or other securities) with such designations, preferences and relative, participating, optional or other special rights, including special voting rights, and qualifications, limitations or restrictions thereof as shall be fixed by the Manager (provided that such additional Units or other securities shall not reduce the relative shares of the Class A Members and the Class B Members in the distributions of the Company); and (8) modify this Agreement to carry out the matters approved by the Class A Members in accordance with the Solicitation Statement.

13. Except as specifically amended hereby, the Operating Agreement remains in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment No. 1 as of _________________, 2002.


MANAGER:

PLM  FINANCIAL  SERVICES,  INC.
     CLASS  A  AND  B  MEMBERS:

     By: PLM FINANCIAL SERVICES, INC., as Attorney-in-Fact for each such Person pursuant to Article XI of the Operating Agreement


By:  ____________________________     By:  _______________________________

                                    EXHIBIT B
                                    ---------


SELECTED  FINANCIAL  DATA
-------------------------

                        For the Years Ended December 31,
         (In thousands of dollars, except weighted-average unit amounts)


                                             2001     2000      1999      1998      1997
                                          -------  --------  --------  -------  ---------

Operating results:
  Total revenues                          $27,818  $27,988   $26,483   $28,301  $ 22,920
  Net gain on disposition of
    equipment                               7,812    3,956        23     2,759     1,682
  Equity in net income (loss) of
    unconsolidated special-purpose
    entities                                  601     (176)    1,761     2,390     1,453
  Net income (loss)                         8,585    4,821    (2,401)    4,316    (2,052)

At year-end:
  Total assets                            $69,243  $71,683   $80,533   $99,635  $108,524
  Total liabilities                        23,615   28,013    29,935    28,905    29,337
  Note payable                             19,000   22,000    25,000    25,000    25,000

Cash distributions                        $ 6,627  $11,701   $11,690   $11,765  $ 11,763

Members' equity                           $45,628  $43,670   $50,598   $65,025  $ 72,474

Cash distribution representing
   a return of capital to Class A
   members                                $    --  $ 6,880   $ 9,930   $ 7,405  $  9,998

Per weighted-average Class A unit:

Net income (loss) (See footnote 1)        $  1.51  $  0.62   $ (0.81)  $  0.52  $  (0.75)

Cash distributions                        $  1.11  $  2.00   $  1.99   $  2.00  $   2.00

Cash distribution representing a return
  of capital to Class A members           $    --  $  1.38   $  1.99   $  1.48  $   2.00


Footnotes:
1. After reduction of income of $1.0 million ($0.20 per weighted-average Class A unit) in 2001, $1.7 million ($0.34 per weighted-average Class A unit) in 2000, $1.7 million ($0.33 per weighted-average Class A unit) in 1999, $1.6 million ($0.33 per weighted-average Class A unit) in 1998, and $1.8 million ($0.35 per weighted-average Class A unit) in 1997, representing special allocations to the Manager (see Note 1 to the audited financial statements).

                   PROFESSIONAL LEASE MANAGEMENT INCOME FUND I


                          (A LIMITED LIABILITY COMPANY)


                              FINANCIAL STATEMENTS

                   PROFESSIONAL LEASE MANAGEMENT INCOME FUND I
                          (A LIMITED LIABILITY COMPANY)
                          INDEX TO FINANCIAL STATEMENTS





                                                              Page
                                                              ----

Independent auditors' reports                                   42

Balance sheets as of December 31, 2001 and 2000                 44

Statements of operations for the years ended
  December 31, 2001, 2000, and 1999                             45

Statement of changes in members' equity for the years ended
  December 31, 2001, 2000, and 1999                             46

Statements of cash flows for the years ended
  December 31, 2001, 2000, and 1999                             47

Notes to financial statements                                   48

Independent auditors' report on financial statement schedule    56

Schedule II Valuation and Qualifying Accounts                   57

INDEPENDENT  AUDITORS'  REPORT



The  Members
Professional  Lease  Management  Income  Fund  I,  L.L.C.:


We have audited the accompanying balance sheet of Professional Lease Management Income Fund I, L.L.C. (the "Fund"), as of December 31, 2001, and the related statements of operations, changes in members' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2001, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.


/s/  Deloitte  &  Touche  LLP


Certified  Public  Accountants

Tampa,  Florida
March  8,  2002
  (April  12,  2002  as  to  Note  12)

INDEPENDENT  AUDITORS'  REPORT


The  Members
Professional  Lease  Management  Income  Fund  I,  L.L.C.:


We have audited the accompanying balance sheet of Professional Lease Management Income Fund I, L.L.C. ("the Fund") as of December 31, 2000 and the related statements of operations, changes in members' equity and cash flows for each of the years in the two-year period ended December 31, 2000. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Professional Lease Management Income Fund I, L.L.C. as of December 31, 2000 and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.


/s/  KPMG  LLP

SAN  FRANCISCO,  CALIFORNIA
March  12,  2001

               PROFESSIONAL LEASE MANAGEMENT INCOME FUND I, L.L.C.
                     (A DELAWARE LIMITED LIABILITY COMPANY)
                                 BALANCE SHEETS
                                  DECEMBER 31,
                 (in thousands of dollars, except unit amounts)


                                                                    2001       2000
                                                                 ---------  ---------
ASSETS

Equipment held for operating leases                              $ 89,833   $ 92,921
Less accumulated depreciation                                     (48,425)   (44,197)
                                                                 ---------  ---------
                                                                   41,408     48,724
Equipment held for sale                                                --      3,200
                                                                 ---------  ---------
  Net equipment                                                    41,408     51,924
                                                                 ---------  ---------

Cash and cash equivalents                                          21,837     11,291
Restricted cash                                                       553        813
Accounts receivable, less of allowance for doubtful accounts
  of $1,048 in 2001 and $48 in 2000                                 2,513      2,283
Investments in unconsolidated special-purpose entities              2,741      5,155
Debt placement fees, less accumulated amortization
    of $87 in 2001 and $70 in 2000                                     89        107
Prepaid expenses and other assets                                     102        110
                                                                 ---------  ---------
         Total assets                                            $ 69,243   $ 71,683
                                                                 ========   ========

LIABILITIES AND MEMBER'S EQUITY

Liabilities
Accounts payable and accrued expenses                            $    625   $    555
Due to affiliates                                                     251        917
Lessee deposits and reserves for repairs                            3,739      4,541
Note payable                                                       19,000     22,000
                                                                 ---------  ---------
  Total liabilities                                                23,615     28,013
                                                                 ========   ========

Commitments and contingencies

Members' equity
Class A members (4,971,311 units at December 31, 2001 and 2000)    45,628     43,670
Class B member                                                         --         --
                                                                 ---------  ---------
    Total members' equity                                          45,628     43,670
                                                                 ---------  ---------
     Total liabilities and members' equity                       $ 69,243   $ 71,683
                                                                 ========   ========


                 See accompanying notes to financial statements.

               PROFESSIONAL LEASE MANAGEMENT INCOME FUND I, L.L.C.
                     (A DELAWARE LIMITED LIABILITY COMPANY)
                            STATEMENTS OF OPERATIONS
                        FOR THE YEARS ENDED DECEMBER 31,
         (in thousands of dollars, except weighted-average unit amounts)


                                                      2001     2000      1999
                                                    -------  --------  --------
REVENUES

Lease revenue                                       $19,198  $22,949   $26,113
Interest and other income                               808    1,083       347
Net gain on disposition of equipment                  7,812    3,956        23
                                                    -------  --------  --------
  Total revenues                                     27,818   27,988    26,483
                                                    -------  --------  --------

EXPENSES

Depreciation and amortization                         9,554   12,833    14,849
Repairs and maintenance                               1,779    2,517     2,633
Equipment operating expenses                          2,855    2,515     3,142
Insurance expense                                       468      294       428
Management fees to affiliate                          1,277    1,232     1,396
Interest expense                                      1,613    1,833     1,833
General and administrative expenses to affiliates       546      853       952
Other general and administrative expenses               741      919       721
Provision for (recovery of) bad debt expense          1,001       (5)       38
Loss on revaluation of equipment                         --       --     3,931
                                                    -------  --------  --------
  Total expenses                                     19,834   22,991    29,923
                                                    -------  --------  --------

Minority interest                                        --       --      (590)
                                                    -------  --------  --------

Equity in net income (loss) of unconsolidated
  special-purpose entities                              601     (176)    1,761
                                                    -------  --------  --------

Income (loss) before cumulative effect of
  accounting change                                   8,585    4,821    (2,269)

Cumulative effect of accounting change                   --       --      (132)
                                                    -------  --------  --------

Net income (loss)                                   $ 8,585  $ 4,821   $(2,401)
                                                    -------  --------  --------

MEMBERS' SHARE OF NET INCOME (LOSS)

Class A members                                     $ 7,488  $ 3,066   $(4,029)
Class B member                                        1,097    1,755     1,628
                                                    -------  --------  --------

Total                                               $ 8,585  $ 4,821   $(2,401)
                                                    =======  =======   ========

Net income (loss) per weighted-average
  Class A unit                                      $  1.51  $  0.62   $ (0.81)
                                                    =======  =======   ======

Cash distributions                                  $ 6,627  $11,701   $11,690
                                                    =======  =======   ======

Cash distribution per weighted-average
  Class A unit                                      $  1.11  $  2.00   $  1.99
                                                    =======  =======   =======




                 See accompanying notes to financial statements.

               PROFESSIONAL LEASE MANAGEMENT INCOME FUND I, L.L.C.
                     (A DELAWARE LIMITED LIABILITY COMPANY)
                     STATEMENT OF CHANGES IN MEMBERS' EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000, AND 1999
                            (in thousands of dollars)




                                            Class A    Class B    Total
                                            --------   ---------  ---------

  Members' equity as of December 31, 1998   $ 64,893   $    132   $ 65,025

Net income (loss)                             (4,029)     1,628     (2,401)

Purchase of Class A units                       (336)        --       (336)

Cash distributions                            (9,930)    (1,760)   (11,690)
                                            --------   ---------  ---------

  Members' equity as of December 31, 1999     50,598         --     50,598

Net income                                     3,066      1,755      4,821

Purchase of Class A units                        (48)        --        (48)

Cash distributions                            (9,946)    (1,755)   (11,701)
                                            --------   ---------  ---------

Members' equity as of December 31, 2000       43,670         --     43,670

Net income                                     7,488      1,097      8,585

Cash distributions                            (5,530)    (1,097)    (6,627)
                                            --------   ---------  ---------

Members' equity as of December 31, 2001     $ 45,628   $     --   $ 45,628
                                            ========   =========  ========



                 See accompanying notes to financial statements.

               PROFESSIONAL LEASE MANAGEMENT INCOME FUND I, L.L.C.
                     (A DELAWARE LIMITED LIABILITY COMPANY)
                            STATEMENTS OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31,
                            (in thousands of dollars)


OPERATING ACTIVITIES                                              2001       2000       1999
                                                               --------  ---------  ---------
Net income (loss)                                              $ 8,585   $  4,821   $ (2,401)

Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
  Depreciation and amortization                                  9,554     12,833     14,849
  Provision for (recovery of) bad debt expense                   1,001         (5)        38
  Loss on revaluation of equipment                                  --         --      3,931
  Net gain on disposition of equipment                          (7,812)    (3,956)       (23)
  Cumulative effect of accounting change                            --         --        132
  Equity in net (income) loss of unconsolidated special
      purpose entities                                            (601)       176     (1,761)
  Changes in operating assets and liabilities:
    Restricted cash                                                260       (360)      (491)
    Accounts receivable, net                                    (1,230)      (273)      (131)
    Prepaid expenses and other assets                                8         (2)       156
    Accounts payable and accrued expenses                           45        (25)        (3)
    Due to affiliates                                             (666)       261        276
    Lessee deposits and reserves for repairs                        25      1,207        781
    Minority interest                                               --         --       (676)
                                                               --------  ---------  ---------
          Net cash provided by operating activities              9,169     14,677     14,677
                                                               --------  ---------  ---------

INVESTING ACTIVITIES
Payments for purchase of equipment                              (2,263)   (19,484)   (11,397)
Liquidation distributions from unconsolidated special-
      purpose entities                                             931        182     14,282
Distributions from unconsolidated special-purpose entities       2,084      2,204      2,173
Proceeds from disposition of equipment                          10,106     16,864        168
                                                               --------  ---------  ---------
         Net cash provided by (used in) investing activities    10,858       (234)     5,226
                                                               --------  ---------  ---------

FINANCING ACTIVITIES
Payments on note payable                                        (3,000)    (3,000)        --
Cash distributions to Class A members                           (5,384)    (9,946)    (9,930)
Cash distributions to Class B member                            (1,097)    (1,755)    (1,760)
Purchase of Class A units                                           --        (48)      (336)
                                                               --------  ---------  ---------
      Net cash used in financing activities                     (9,481)   (14,749)   (12,026)
                                                               --------  ---------  ---------

Net increase (decrease) in cash and cash equivalents            10,546       (306)     7,877
Cash and cash equivalents at beginning of year                  11,291     11,597      3,720
                                                               --------  ---------  ---------
Cash and cash equivalents at end of year                       $21,837   $ 11,291   $ 11,597
                                                               ========  =========  ========

SUPPLEMENTAL INFORMATION
Interest paid                                                  $ 1,617   $  1,833   $  1,833
                                                               ========  =========  ========





                 See accompanying notes to financial statements.

               PROFESSIONAL LEASE MANAGEMENT INCOME FUND I, L.L.C.
                        (A DELAWARE LIMITED LIABILITY COMPANY)
                            NOTES TO FINANCIAL STATEMENTS

1.          Basis  of  Presentation
            -----------------------

     Organization
     ------------

     Professional Lease Management Income Fund I, L.L.C., a Delaware Limited Liability Company (the "Fund") was formed on August 22, 1994, to engage in the business of owning, leasing, or otherwise investing in predominately used transportation and related equipment. PLM Financial Services, Inc. (FSI) is the Manager of the Fund. FSI is a wholly-owned subsidiary of PLM International, Inc. (PLM International or PLMI).

On May 13, 1996, the Fund ceased its offering for Class A Units. As of December 31, 2001, there were 4,971,311 Units outstanding.

The Fund will terminate on December 31, 2010, unless terminated earlier upon sale of all equipment or by certain other events. Beginning in the Fund's seventh year of operations, which commences on January 1, 2003, the Manager will stop purchasing additional equipment. Excess cash, if any, less reasonable reserves, will be distributed the Members.

The Manager (Class B Member) controls and manages the affairs of the Fund. The Manager paid out of its own corporate funds (as a capital contribution to the Fund) all organization and syndication expenses incurred in connection with the offering; therefore, 100% of the net cash proceeds received by the Fund from the sale of Class A Units were used to purchase equipment and established any required cash reserves. For its contribution, the Manager is generally entitled to a 1% interest in profits and losses and 15% interest in the Fund's cash distributions subject to certain special allocation provisions (see Net Income
(Loss) and Distributions Per Unit, below). After the investors receive cash distributions equal to their original capital contributions, the Manager's interest in the cash distributions of the Fund will increase to 25%.

     The operating agreement includes a redemption provision. Upon the conclusion of the 30-month period immediately following the termination of the offering, which was in November 1998, the Fund may, at the Manager's sole discretion, redeem up to 2% of the outstanding units each year. The purchase price paid by the Fund for outstanding Class A Units upon redemption will be equal to 105% of the amount Class A Members paid for the Class A Units, less the amount of cash distributions Class A Members have received relating to such Class A Units. The price may not bear any relationship to the fair market value of a Class A Unit. During 2000, the Fund purchased 4,010 units for $48,000. No units were purchased during 2001.

The Manager has decided that it will not purchase any units under the redemption plan in 2002. The Manager may purchase additional units on behalf of the Fund in the future.

Estimates
---------

These financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Operations
----------

     The equipment of the Fund is managed, under a continuing management agreement, by PLM Investment Management, Inc. (IMI), a wholly-owned subsidiary of FSI. IMI receives a monthly management fee from the Fund for managing the equipment (see Note 2). FSI, in conjunction with its subsidiaries, sells equipment to investor programs and third parties, manages pools of equipment under agreements with investor programs, and is a general partner of other programs.

               PROFESSIONAL LEASE MANAGEMENT INCOME FUND I, L.L.C.
                        (A DELAWARE LIMITED LIABILITY COMPANY)
                            NOTES TO FINANCIAL STATEMENTS

1.          Basis  of  Presentation  (continued)
            -----------------------

Accounting  for  Leases
-----------------------

The Fund's leasing operations generally consist of operating leases. Under the operating lease method of accounting, the leased asset is recorded at cost and depreciated over its estimated useful life. Rental payments are recorded as revenue over the lease term as earned in accordance with Statement of Financial Accounting Standards (SFAS) No. 13, "Accounting for Leases" (SFAS No. 13). Lease origination costs are capitalized and amortized over the term of the lease.

Depreciation  and  Amortization
-------------------------------

Depreciation of transportation equipment held for operating leases is computed on the double-declining balance method taking a full month's depreciation in the month of acquisition, based upon estimated useful lives of 15 years for railcars, and 12 years for most other types of equipment. Certain aircraft are depreciated under the double-declining balance method over the lease term which approximate their economic life. The depreciation method changes to straight line when the annual depreciation expense using the straight-line method exceeds that calculated by the double-declining balance method. Major expenditures that are expected to extend the useful lives or reduce future operating expenses of equipment are capitalized and amortized over the estimated remaining life of the equipment. Debt placement fees are amortized over the term of the related loan using the straight-line method that approximates the effective interest method (see Note 7).

Transportation  Equipment
-------------------------

Equipment held for operating leases is stated at cost less any reductions to the carrying value as required by SFAS No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" (SFAS No. 121). Equipment held for sale is stated at the lower of the equipment's depreciated cost or fair value, less cost to sell, and is subject to a pending contract for sale.

In accordance with SFAS No. 121, the Manager reviews the carrying value of the Fund's equipment portfolio at least quarterly and whenever circumstances indicate that the carrying values of an asset may not be recoverable due to expected future market conditions. If the projected undiscounted cash flows and the fair market value of the equipment are less than the carrying value of the equipment, a loss on revaluation is recorded. Reductions of $3.9 million to the carrying value of owned marine vessels were required during 1999. No revaluations to owned equipment were required in 2001 and 2000 or to partially owned equipment in 2001, 2000, and 1999.

In October 2001, Financial Accounting Standards Board issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" (SFAS No. 144), which replaces SFAS No. 121. SFAS No. 144 provides updated guidance concerning the recognition and measurement of an impairment loss for certain types of long-lived assets, expands the scope of a discontinued operation to include a component of an entity, and eliminates the current exemption to consolidation when control over a subsidiary is likely to be temporary. SFAS No. 144 is effective for fiscal years beginning after December 15, 2001.

The Fund will apply the new rules on accounting for the impairment or disposal of long-lived assets beginning in the first quarter of 2002, and they are not anticipated to have an impact on the Fund's earnings or financial position.

Investments  in  Unconsolidated  Special-Purpose  Entities
----------------------------------------------------------

The Fund has interests in unconsolidated special-purpose entities (USPEs) that own transportation equipment. These are single purpose entities that do not have any debt or other financial encumbrances and are accounted for using the equity method. The Fund owned a majority interest in an entity that owned a mobile offshore drilling unit. In September 1999, the Manager amended the corporate-by-laws of USPEs in which the Fund, or any affiliated program, owns an interest greater than 50%. The amendment to the corporate-by-laws provided that all decisions regarding the acquisition and disposition

               PROFESSIONAL LEASE MANAGEMENT INCOME FUND I, L.L.C.
                        (A DELAWARE LIMITED LIABILITY COMPANY)
                            NOTES TO FINANCIAL STATEMENTS

1.          Basis  of  Presentation  (continued)
            -----------------------

Investments  in  Unconsolidated  Special-Purpose  Entities  (continued)
----------------------------------------------------------

of the investment as well as other significant business decisions of that investment would be permitted only upon unanimous consent of the Fund and all the affiliated programs that have an ownership in the investment. As such, although the Fund may own a majority interest in an USPE, the Fund does not control its management and thus the equity method of accounting is used after adoption of the amendment. As a result of the amendment, as of September 30, 1999, all jointly owned equipment in which the Fund owned a majority interest, which had been consolidated, were reclassified to investments in USPEs. Accordingly, as of December 31, 2001 and 2000, the balance sheet reflects all investments in USPEs on an equity basis.

The Fund's interests in USPEs are managed by IMI. The Fund's equity interest in the net income (loss) of USPEs is reflected net of management fees paid or payable to IMI.

Repairs  and  Maintenance
-------------------------

Repairs and maintenance costs related to marine vessels, railcars, and trailers are usually the obligation of the Fund and are charged against operations as incurred. Costs associated with marine vessel dry-docking are estimated and accrued ratably over the period prior to such dry-docking. If a marine vessel is sold and there is a balance in the dry-docking reserve account for that marine vessel, the balance in the reserve account is included as additional gain on disposition. Maintenance costs of aircraft and marine containers are the obligation of the lessee. To meet the maintenance requirements of certain aircraft airframes and engines, reserve accounts are prefunded by the lessee over the period of the lease based on the number of hours this equipment is used, times the estimated rate to repair this equipment. If repairs exceed the amount prefunded by the lessee, the Fund has the obligation to fund and accrue the difference. If the aircraft is sold and there is a balance in the reserve account for repairs to that aircraft, the balance in the reserve account is reclassified as additional gain on disposition. The aircraft reserve accounts and marine vessel dry-docking reserve accounts are included in the accompanying balance sheets as lessee deposits and reserves for repairs.

Net  Income  (Loss)  and  Distributions  per  Unit
--------------------------------------------------

The net profits and losses of the Fund are generally allocated 1% to the Class B Member and 99% to the Class A Members. The Class B Member or Manager will be specially allocated (i) 100% of the Fund's organizational and offering cost amortization expenses and (ii) income equal to the excess of cash distribution over the Manager's 1% share of net profits. The effect on the Class A Members of this special income allocation will be to increase the net loss or decrease the net profits allocable to the Class A Members by an equal amount. During 2001, the Manager received a special allocation of income of $1.0 million ($1.7 million in 2000 and 1999) in excess of its prorata ownership share. Cash distributions of the Fund are generally allocated 85% to the Class A Members and 15% to the Manager and may include amounts in excess of net income. After the investors receive cash distributions equal to their original capital contributions the Manager's interest in the cash distributions of the Fund will increase to 25%. The Class A Members' net income (loss) is allocated among the Class A Members based on the number of Class A units owned by each member and on the number of days of the year each member is in the Fund.

Cash distributions are recorded when paid. Monthly unitholders receive a distribution check 15 days after the close of the previous month's business and quarterly unitholders receive a distribution check 45 days after the close of the quarter.

Cash distributions to Class A Unitholders in excess of net income are considered a return of capital. Cash distributions to Class A Unitholders of $6.9 million and $9.9 million in 2000 and 1999, respectively, were deemed to be a return of capital. None of the cash distributions paid during 2001 were deemed to be a return of capital.

               PROFESSIONAL LEASE MANAGEMENT INCOME FUND I, L.L.C.
                        (A DELAWARE LIMITED LIABILITY COMPANY)
                            NOTES TO FINANCIAL STATEMENTS

1.          Basis  of  Presentation  (continued)
            -----------------------

Net  Income  (Loss)  and  Distributions  per  Unit  (continued)
--------------------------------------------------

Cash distributions related to the fourth quarter of 2001 of $0.9 million, 2000 of $1.2 million, and 1999 of $1.7 million, were paid during the first quarter of 2002, 2001, and 2000, respectively.

Net  Income  (Loss)  Per  Weighted-Average  Class  A  Unit
----------------------------------------------------------

Net income (loss) per weighted-average Class A unit was computed by dividing net income (loss) attributable to Class A Members by the weighted-average number of Class A units deemed outstanding during the period. The weighted-average number of Class A units deemed outstanding during the years ended December 31, 2001, 2000, and 1999 were 4,971,311, 4,971,968, and 4,982,336 respectively.

Cash  and  Cash  Equivalents
----------------------------

The Fund considers highly liquid investments that are readily convertible to known amounts of cash with original maturities of three months or less as cash equivalents. The carrying amount of cash equivalents approximates fair market value due to the short-term nature of the investments.

Restricted  Cash
----------------

As of December 31, 2001, restricted cash consists of bank accounts and short-term investments that are primarily subject to withdrawal restrictions per loan and other legally binding agreements. As of December 31, 2000, restricted cash represented lessee security deposits held by the Fund.

Comprehensive  Income  (Loss)
-----------------------------

The Fund's comprehensive income (loss) is equal to net income (loss) for the years ended December 31, 2001, 2000, and 1999.

New  Accounting  Standards
--------------------------

On June 29, 2001, SFAS No. 142, "Goodwill and Other Intangible Assets" (SFAS No.
142), was approved by the FASB. SFAS No. 142 changes the accounting for goodwill and other intangible assets determined to have an indefinite useful life from an amortization method to an impairment-only approach. Amortization of applicable intangible assets will cease upon adoption of this statement. The Fund is required to implement SFAS No. 142 on January 1, 2002 and it has not yet determined the impact, if any, this statement will have on its financial position or results of operations.

2.     Manager  and  Transactions  with  Affiliates
       --------------------------------------------

An officer of FSI contributed the $100 of the Fund's initial capital. Under the equipment management agreement, IMI, subject to certain reductions, receives a monthly management fee attributable to either owned equipment or interests in equipment owned by the USPEs equal to the lesser of (i) the fees that would be charged by an independent third party for similar services for similar equipment or (ii) the sum of (A) for that equipment for which IMI provides only basic equipment management services, (a) 2% of the gross lease revenues attributable to equipment which is subject to full payout net leases, (b) 5% of the gross lease revenues attributable to equipment that is subject to operating leases, and (B) for that equipment for which IMI provides supplemental equipment management services, 7% of the gross lease revenues attributable to equipment for which IMI provides both management and additional services. The Fund reimbursed FSI $0.5 million, $0.9 million, and $1.0 million for data processing expenses and other administrative services performed on behalf of the Fund during 2001, 2000, and 1999.

The Fund's proportional share of USPE management fees to affiliate were $0.1 million, $0.1 million, and $0.2 million during 2001, 2000, and 1999, respectively, and the Partnership's proportional share of administrative and data processing expenses to affiliate were $0.1 million, $34,000, and $46,000 during

               PROFESSIONAL LEASE MANAGEMENT INCOME FUND I, L.L.C.
                        (A DELAWARE LIMITED LIABILITY COMPANY)
                            NOTES TO FINANCIAL STATEMENTS

2.     Manager  and  Transactions  with  Affiliates  (continued)
       --------------------------------------------

2001, 2000, and 1999, respectively. Both of these affiliate expenses reduced the Fund's proportional share of the equity interest in income in USPEs.

During  the  liquidation phase of the Fund, Transportation Equipment Corporation
(TEC) will be entitled to receive an equipment liquidation fee equal to the lesser of (i) 3% of the sales price of equipment sold on behalf of the Fund, or
(ii) 50% of the "Competitive Equipment Sale Commission," as defined in the agreement, if certain conditions are met. TEC is a wholly-owned subsidiary of the Manager. In certain circumstances, the Manager will be entitled to a monthly re-lease fee for re-leasing services following the expiration of the initial lease, charter or other contract for certain equipment equal to the lesser of (a) the fees which would be charged by an independent third party for comparable services for comparable equipment or (b) 2% of gross lease revenues derived from such re-lease, provided, however; that no re-lease fee shall be payable if such fee would cause the combination of the equipment management fee paid to IMI and the re-lease fees with respect to such transactions to exceed 7% of gross lease revenues.

The Fund had an interest in certain equipment in conjunction with affiliated programs during 2001, 2000, and 1999 (see Note 4).

The balance due to affiliates as of December 31, 2001, included $0.3 million due to FSI and its affiliates for management fees. The balance due to affiliates as of December 31, 2000, included $0.2 million due to FSI and its affiliates for management fees and $0.7 million due to affiliated USPEs.

3.     Equipment
       ---------

The components of owned equipment as of December 31, are as follows (in thousands of dollars):


Equipment Held for Operating Leases      2001       2000
-----------------------------------  ---------  ---------

Marine containers                    $ 31,405   $ 29,160
Railcars                               19,495     19,520
Marine vessel                          17,000     17,000
Aircraft                               15,358     20,605
Trailers                                6,575      6,636
                                     ---------  ---------
                                       89,833     92,921
Less accumulated depreciation         (48,425)   (44,197)
                                     ---------  ---------
                                       41,408     48,724
Equipment held for sale                    --      3,200
                                     ---------  ---------
  Net equipment                      $ 41,408   $ 51,924
                                     ========   ========


Revenues are earned under operating leases. A portion of the Fund's marine containers are leased to operators of utilization-type leasing pools that include equipment owned by unaffiliated parties. In such instances, revenues earned by the Fund consist of a specified percentage of the total revenues generated by leasing the pooled equipment to sublessees after deducting certain direct operating expenses of the pooled equipment. The Fund's marine vessel is operating on short-term leases which usually have a duration of less than one year. Lease revenues for trailers operating with short-line railroad systems are based on a per-diem lease in the free running railroad interchange. Rents for the remaining equipment are based on fixed rates.

Equipment held for operating leases is stated at cost less any reductions to the carrying value as required by SFAS No. 121. During 1999, reductions to the carrying value of marine vessels of $3.9 million were required. No reductions were required to the carrying value of wholly owned equipment during 2001 or 2000.

As of December 31, 2000, a marine vessel was held for sale at the lower of the equipment's depreciated cost or fair value, less cost to sell, and was subject to a pending contract for sale. No equipment was held for sale as of December 31, 2001.

               PROFESSIONAL LEASE MANAGEMENT INCOME FUND I, L.L.C.
                        (A DELAWARE LIMITED LIABILITY COMPANY)
                            NOTES TO FINANCIAL STATEMENTS

3.     Equipment  (continued)
       ---------

As of December 31, 2001, all owned equipment in the Fund's portfolio was on lease except for 62 railcars with a net book value of $0.5 million. As of December 31, 2000, all owned equipment in the Fund's portfolio was on lease except for 66 railcars with a net book value of $0.7 million.

During the year ended December 31, 2001, the Fund purchased marine containers for $2.3 million. During the year ended December 31, 2000, the Fund purchased marine containers and trailers for a total cost of $19.5 million.

During the year ended December 31, 2001, the Fund sold or disposed of a marine vessel that was held for sale at December 31, 2000, an aircraft, marine containers, trailers, and railcars with an aggregate net book value of $3.2 million, for proceeds of $10.2 million. Included in the 2001 net gain on disposition of assets is the unused portion of aircraft engine reserves of $0.8 million. During the year ended December 31, 2000, the Fund sold marine vessels, trailers, and railcars with an aggregate net book value of $13.3 million, for proceeds of $16.7 million. Included in the 2000 net gain on disposition of assets is the unused portion of marine vessel dry-docking of $0.5 million.

All owned equipment on lease is being accounted for as operating leases. Future minimum rent under noncancelable operating leases as of December 31, 2001 for the owned equipment during each of the next five years are approximately $9.5 million in 2002; $4.5 million in 2003; $2.9 million in 2004; $0.7 million in 2005; and $37,000 in 2006 and thereafter. Per diem and short-term rentals consisting of utilization rate lease payments included in revenues amounted to approximately $10.2 million, $6.2 million and $3.3 million in 2001, 2000, and 1999, respectively.

4.     Investments  in  Unconsolidated  Special  Purpose  Entities
       -----------------------------------------------------------

The Fund owns equipment jointly with affiliated programs. These are single purpose entities that do not have any debt or financial encumbrances.

In September 1999, the Manager amended the corporate-by-laws of USPEs in which the Fund, or any affiliated program, owned an interest greater than 50%. The amendment to the corporate-by-laws provided that all decisions regarding the acquisition and disposition of the investment as well as other significant business decisions of that investment would be permitted only upon unanimous consent of the Fund and all the affiliated programs that have an ownership in the investment. As such, although the Fund may own a majority interest in a USPE, the Fund does not control its management and thus the equity method of accounting is used after adoption of the amendment. As a result of the amendment, as of September 30, 1999, all jointly owned equipment in which the Fund owned a majority interest, which had been consolidated, were reclassified to investments in USPEs. Accordingly, as of December 31, 2001 and 2000, the balance sheets reflect all investments in USPEs on an equity basis.

The net investments in USPEs include the following jointly-owned equipment as of December 31, (and related assets and liabilities) (in thousands of dollars):


                                                                    2001     2000
                                                                  =======  ======
    50% interest in a trust owning an MD-82 stage III commercial
              aircraft                                            $2,722   $3,534
    50% interest in a trust owning an MD-82 stage III commercial
              aircraft                                                32      921
    50% interest in a trust that owned a container marine vessel     (13)     700
                                                                 --------  ------
        Net investments                                           $2,741   $5,155
                                                                  =======  ======


As of December 31, 2001 and 2000, all jointly-owned equipment in the Fund's USPE portfolio was on lease.

               PROFESSIONAL LEASE MANAGEMENT INCOME FUND I, L.L.C.
                        (A DELAWARE LIMITED LIABILITY COMPANY)
                            NOTES TO FINANCIAL STATEMENTS

4.     Investments  in  Unconsolidated  Special  Purpose  Entities  (continued)
       -----------------------------------------------------------

During 2001, the Manager sold the Fund's 50% interest in an entity that owned a container marine vessel. The Fund's interest in this entity was sold for proceeds of $0.9 million for its net investment of $0.8 million. Included in the net gain on sale of this entity was the unused portion of marine vessel dry-docking liability of $0.2 million.

The following summarizes the financial information for the special-purpose entities and the Fund's interests therein as of and for the years ended December 31, 2001, 2000, and 1999 (in thousands of dollars):

                        2001                   2000                      1999
                        ----                   ----                      ----

                   Total   Net Interest   Total     Net Interest    Total    Net Interest
                   USPEs   of Fund        USPEs     of Fund         USPEs    of Fund
                   ======  =============  ========  =============  ========  =============
Net Investments    $5,523  $       2,741  $10,659   $       5,155   $16,183  $       7,717
Lease revenues      3,719          1,859    5,498           2,749     4,314          3,124
Net income (loss)     894            601     (499)           (176)    7,282          1,761


All jointly owned equipment on lease is being accounted for as operating leases. Future minimum rent under noncancelable operating leases as of December 31, 2001 for the jointly owned equipment during each of the next five years are approximately $1.3 million in 2002; $1.3 million in 2003; $1.3 million in 2004; $1.3 million in 2005; $1.3 million in 2006; and $2.3 million thereafter.

5.     Operating  Segments
       -------------------

The Fund operates or operated in six primary operating segments: marine container leasing, aircraft leasing, railcar leasing, marine vessel leasing, trailer leasing, and mobile offshore drilling unit (MODU) leasing. Each equipment leasing segment engages in short-term to mid-term operating leases to a variety of customers.

The Manager evaluates the performance of each segment based on profit or loss from operations before interest expense and certain general and administrative and operations support expenses. The segments are managed separately due to different business strategies for each operation.



                      (This space intentionally left blank)

PROFESSIONAL  LEASE  MANAGEMENT  INCOME  FUND  I,  L.L.C.
     (A  Delaware  Limited  Liability  Company)
     NOTES  TO  FINANCIAL  STATEMENTS

5.     Operating  Segments  (continued)

The following tables present a summary of the operating segments (in thousands of dollars):

                                          Marine                  Marine
                                          Container   Aircraft    Railcar    Vessel     Trailer
For the year ended December 31, 2001      Leasing     Leasing     Leasing    Leasing    Leasing    Other1    Total
------------------------------------       ---------   --------    --------   --------  --------   -------  --------
Revenues
  Lease revenue                           $    5,196  $   3,971   $  3,357   $  5,548   $  1,126   $    --   $19,198
  Interest and other income                       --         33          8         56         --       711       808
  Net gain on disposition of equipment             7      6,820          8        963         14        --     7,812
                                           ---------   --------    --------   --------  --------   -------  --------
    Total revenues                             5,203     10,824      3,373      6,567      1,140       711    27,818
                                           ---------   --------    --------   --------  --------   -------  --------

Costs and expenses
  Operations support                              72         25        671      3,713        512       109     5,102
  Depreciation and amortization                4,529      1,543      1,288      1,776        400        18     9,554
  Interest expense                                --         --         --         --         --     1,613     1,613
  Management fees to affiliate                   260        466        224        270         57        --     1,277
  General and administrative expenses              1         24         87         58        190       927     1,287
  Provision for (recovery of) bad debts           --        894        (27)       154        (20)       --     1,001
                                           ---------   --------    --------   --------  --------   -------  --------
    Total costs and expenses                   4,862      2,952      2,243      5,971      1,139     2,667    19,834
                                           ---------   --------    --------   --------  --------   -------  --------
  Equity in net income of USPEs                   --        370         --        231         --        --       601
                                           ---------   --------    --------   --------  --------   -------  --------
    Net income (loss)                     $      341  $   8,242   $  1,130   $    827   $      1   $(1,956)  $ 8,585
                                           =========  =========   ========   ========   ========   =======   =======
Total assets as of December 31, 2001      $   23,829  $   3,280   $  8,494   $  9,258   $  2,354   $22,028   $69,243
                                           =========  =========   ========   ========   ========   =======   =======

                                            Marine                  Marine
                                            Container   Aircraft    Railcar    Vessel    Trailer
For the year ended December 31, 2000        Leasing     Leasing     Leasing    Leasing   Leasing   Other1    Total
------------------------------------       ---------   --------    --------   --------  --------   -------  --------
Revenues
  Lease revenue                           $    4,113  $   4,057   $  3,652   $  7,645   $  3,482   $    --   $22,949
  Interest and other income                       --          2          6        657         --       418     1,083
  Net gain on disposition of equipment            --         --         84      1,798      2,074        --     3,956
                                           ---------   --------    --------   --------  --------   -------  --------
    Total revenues                             4,113      4,059      3,742     10,100      5,556       418    27,988
                                           ---------   --------    --------   --------  --------   -------  --------

Costs and expenses
  Operations support                              18         35        609      3,731        895        38     5,326
  Depreciation and amortization                3,428      2,314      1,499      4,347      1,227        18    12,833
  Interest expense                                --         --         --         --         --     1,833     1,833
  Management fees to affiliate                   206        203        241        384        198        --     1,232
  General and administrative expenses             --         12         97         81        718       864     1,772
  Provision for (recovery of) bad debts           --         --          1         --         (6)       --        (5)
                                           ---------   --------    --------   --------  --------   -------  --------
    Total costs and expenses                   3,652      2,564      2,447      8,543      3,032     2,753    22,991
                                           ---------   --------    --------   --------  --------   -------  --------
  Equity in net income (loss) of USPEs            --        (95)        --       (255)        --       174      (176)
                                           ---------   --------    --------   --------  --------   -------  --------
    Net income (loss)                     $      461  $   1,400   $  1,295   $  1,302   $  2,524   $(2,161)  $ 4,821
                                           =========  =========   ========   ========   ========   =======   =======
Total assets as of December 31, 2000      $   25,866  $   6,388   $  9,767   $ 15,362   $  2,793   $11,507   $71,683
                                           =========  =========   ========   ========   ========   =======   =======



1 Includes certain assets not identifiable to a specific segment such as cash, debt placement fees, and prepaid expenses. Also includes interest income and costs not identifiable to a particular segment, such as, interest expense, and certain amortization, general and administrative, and operations support expenses. Also includes gain from the sale from an investment in an entity that owned a mobile offshore drilling unit.

PROFESSIONAL  LEASE  MANAGEMENT  INCOME  FUND  I,  L.L.C.
     (A  Delaware  Limited  Liability  Company)
     NOTES  TO  FINANCIAL  STATEMENTS


5.     Operating  Segments  (continued)

                                                              Marine
                                         Aircraft   Railcar   Vessel     Trailer   MODU
For the Year Ended December 31, 1999     Leasing    Leasing   Leasing    Leasing   Leasing    Other2    Total
------------------------------------     ---------  --------  --------   --------  --------  --------  --------
Revenues
  Lease revenue                          $   4,057  $  3,804  $  9,501   $  3,864  $  3,560   $ 1,327   $26,113
  Interest and other income                     38         9         5         --        --       295       347
  Net gain on disposition
    of equipment                                --        15        --          8        --        --        23
                                          ---------  --------  --------   --------  --------  --------  --------
    Total revenues                           4,095     3,828     9,506      3,872     3,560     1,622    26,483
                                          ---------  --------  --------   --------  --------  --------  --------

Costs and expenses
  Operations support                            29       625     4,511        888        66        84     6,203
  Depreciation and amortization              2,571     1,739     6,012      1,481     1,748     1,298    14,849
  Interest expense                              --        --        --         --        --     1,833     1,833
  Management fees to affiliate                 203       250       475        224       178        66     1,396
  General and administrative expenses           34        71        59        758        75       676     1,673
  Provision for bad debt expense                --        13        --         25        --        --        38
  Loss on revaluation of equipment              --        --     3,931         --        --        --     3,931
                                          ---------  --------  --------   --------  --------  --------  --------
    Total costs and expenses                 2,837     2,698    14,988      3,376     2,067     3,957    29,923
                                          ---------  --------  --------   --------  --------  --------  --------
Minority interest                               --        --        --         --      (590)       --      (590)
                                          ---------  --------  --------   --------  --------  --------  --------
Equity in net income (loss) of USPEs         1,836        --      (281)        --       206        --     1,761
                                          ---------  --------  --------   --------  --------  --------  --------
Income (loss) before cumulative effect
    of accounting change                     3,094     1,130    (5,763)       496     1,109    (2,335)   (2,269)
Cumulative effect of accounting change          --        --        --         --        --      (132)     (132)
                                          ---------  --------  --------   --------  --------  --------  --------
    Net income (loss)                    $   3,094  $  1,130  $ (5,763)  $    496  $  1,109   $(2,467)  $(2,401)
                                         =========  ========  =========  ========  ========   ========  ========



6.     Geographic  Information

The Fund owns certain equipment that is leased and operated internationally. A limited number of the Fund's transactions are denominated in a foreign currency. Gains or losses resulting from foreign currency transactions are included in the results of operations and are not material.

The Fund leases aircraft, railcars and trailers to lessees domiciled in four geographic regions: United States, South America, Canada, and Europe. The marine vessels, mobile offshore drilling unit and marine containers were leased to multiple lessees in different regions who operated the equipment worldwide.

The following table sets forth lease revenue information by region for the owned equipment and investments in USPEs for the years ended December 31, are as follows (in thousands of dollars):

                       Owned  Equipment             Investments  in  USPEs
                       ================             ======================

  Region                 2001     2000     1999       2001    2000    1999
  -------             -------   ------   ------      -----  ------  ------
  United States       $ 3,168  $ 5,081  $ 6,187     $1,505  $2,124  $2,123
  South America         3,972    4,057    4,057         --      --      --
  Canada                1,314    2,053    1,480         --      --      --
  Rest of the world    10,744   11,758   14,389        354     625   1,001
                      -------   ------   ------      -----  ------  ------
      Lease revenues  $19,198  $22,949  $26,113     $1,859  $2,749  $3,124
                      -------   ------   ------      -----  ------  ------




2 Includes interest income and costs not identifiable to a particular segment, such as interest expense, and certain amortization, general and administrative expenses, and operations support expenses. Also includes the lease revenue of $1.3 million, depreciation expense of $1.3 million, and management fee of $0.1 million for marine containers.

PROFESSIONAL  LEASE  MANAGEMENT  INCOME  FUND  I,  L.L.C.
     (A  Delaware  Limited  Liability  Company)
     NOTES  TO  FINANCIAL  STATEMENTS

6.     Geographic  Information  (continued)

The following table sets forth income (loss) information by region for owned equipment and investments in USPEs for the years ended December 31, are as follows (in thousands of dollars):



..                                  Owned  Equipment            Investments  in  USPEs
                                   ================            ======================


  Region                        2001      2000      1999        2001   2000      1999
  -------                    -------   -------   -------       -----  ------  --------
  United States              $   714   $ 2,949   $ 1,150       $ 370  $(101)  $(1,317)
  South America                7,873     1,496     1,258          --     --        --
  Canada                         415       867       476          --      6        22
  Europe                          --        --        --          --     --     3,131
  Rest of the world              937     2,018    (4,598)        231    (81)      (75)
                             -------   -------   -------       -----  ------  --------
    Regional income (loss)     9,939     7,330    (1,714)        601   (176)    1,761
  Administrative and other    (1,955)   (2,333)   (2,448)         --     --        --
                             -------   -------   -------       -----  ------  --------
    Net income (loss)        $ 7,984   $ 4,997   $(4,162)      $ 601  $(176)  $ 1,761
                             =======   =======   =======       =====  ======  =======


The net book value of owned assets and the net investment in the unconsolidated special-purpose entities at December 31, are as follows (in thousands of dollars):

                      Owned  Equipment      Investments  in  USPEs
                      ================      ======================


  Region                 2001     2000        2001     2000
  ------              -------  -------      ------   ------
  United States       $ 6,264  $ 7,290      $2,754   $4,455
  South America            --    1,543          --       --
  Canada                4,092    4,782          --       --
  Rest of the world    31,052   38,309         (13)     700
                      -------  -------      ------   ------
      Net book value  $41,408  $51,924      $2,741   $5,155
                      -------  -------      ------   ------


7.     Debt

In December 1996, the Fund entered into an agreement to issue a $25.0 million long-term note to an institutional investor. The loan was funded in March 1997. The note bears interest at a fixed rate of 7.33% per annum and has a maturity in 2006. Interest on the note is payable semi-annually. The note will be repaid in five principal payments of $3.0 million on December 31, 2000, 2001, 2002, 2003, and 2004 and two principal payments of $5.0 million on December 31, 2005, and 2006. The agreement requires the Fund to maintain certain financial covenants. The Fund made the regularly scheduled principal payment and semiannual interest payments to the lender of the note during 2001 and 2000.

The Manager estimates, based on recent transactions, that the fair value of the $19.0 million fixed-rate note is $20.3 million.

In April 2001, PLM International entered into a $15.0 million warehouse facility, which is shared with the Fund, PLM Equipment Growth Fund VI, and PLM Equipment Growth & Income Fund VII. During December 2001, this facility was amended to lower the amount available to be borrowed to $10.0 million. Including amending the revised lease expiration date to August 2002 up to 100% of the cost of the equipment. Outstanding borrowings by one borrower reduce the amount available to each of the other borrowers under the facility. Individual borrowings may be outstanding for no more than 270 days, with all advances due no later than April 12, 2002. Interest accrues either at the prime rate or LIBOR plus 2.0% at the borrower's option and is set at the time of an advance of funds. Borrowings by the Fund are guaranteed by PLMI. This facility expired in April 2002 (see Note 12). The Manager believes it will be able to renew the warehouse facility upon its expiration with terms similar to those in the current facility.

As of December 31, 2001, the Fund had no borrowings outstanding under this facility and there were no other borrowings outstanding under this facility by any other eligible borrower.

               PROFESSIONAL LEASE MANAGEMENT INCOME FUND I, L.L.C.
                        (A DELAWARE LIMITED LIABILITY COMPANY)
                            NOTES TO FINANCIAL STATEMENTS

8.     Concentrations  of  Credit  Risk
       --------------------------------

The Fund's only customer that accounted for 10% or more of the total consolidated revenues for the owned equipment and jointly owned equipment during 2001 and 2000 was Varig South America ("Varig") (12% and 13%, respectively). In addition, during 2001, AON Limited IBA purchased a Boeing 737-200A stage II commercial aircraft and the gain from the disposal accounted for 20% of total consolidated revenues from wholly and jointly owned equipment.

During 2001, Varig notified the Manager of its intention to return the aircraft under lease. As of December 31, 2001, Varig has not remitted four lease payments due to the Fund. The Fund has a security deposit from Varig that could be used to pay a portion of the amount due. During October 2001, the Manager sent a notification of default to Varig. The lease, with an expiration date of October 2002, has certain return condition requirements for each of the remaining aircraft. The Manager has recorded an allowance for bad debts for the amount of receivables due less the security deposit.

No single lessee accounted for more than 10% of the consolidated revenues for the year ended December 31, 1999. In 1999, however, Casino Express Air purchased the Fund's 33% interest in two trusts that owned a total of three Boeing 737-200A stage II commercial aircraft, two stage II aircraft engines, and a portfolio of aircraft rotables and the gain from the sale accounted for 10% of total consolidated revenues from wholly and jointly owned equipment.

As of December 31, 2001 and 2000, the Manager believed the Fund had no other significant concentrations of credit risk that could have a material adverse effect on the Fund.

9.          Income  Taxes
            -------------

The Fund is not subject to income taxes, as any income or loss is included in the tax returns of the individual partners. Accordingly, no provision for income taxes has been made in the financial statements of the Fund.

As of December 31, 2001, the federal income tax basis were higher than the financial statement carrying values of certain assets and liabilities by approximately $18.2 million, primarily due to differences in depreciation methods, equipment reserves, provisions for bad debts, lessee's prepaid deposits, and the tax treatment of syndication costs.

10.     Cumulative  Effect  of  Accounting  Change
        ------------------------------------------

In April 1998, the American Institute of Certified Public Accountants issued Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities," which requires costs related to start-up activities to be expensed as incurred. The statement requires that initial application be reported as a cumulative effect of a change in accounting principle. The Fund adopted this statement during the first quarter of 1999, at which time it took a $0.1 million charge, related to start-up costs of Fund. This charge had the effect of reducing net income per weighted-average Class A unit by $0.03 for the year ended December 31, 1999.

11.     Quarterly  Results  of  Operations  (unaudited)
        ----------------------------------

The following is a summary of the quarterly results of operations for the year ended December 31, 2001 (in thousands of dollars, except weighted-average unit amounts):

                                    March   June    September   December
                                       31,     30,         30,        31,  Total
                                    ==============================================
Operating results:
  Total revenues                    $5,708  $4,718  $    5,352  $  12,040  $27,818
  Net income                           553   1,246         604      6,182    8,585

Per weighted-average Class A unit:

Net income                          $ 0.02  $ 0.21  $     0.08  $    1.20  $  1.51

               PROFESSIONAL LEASE MANAGEMENT INCOME FUND I, L.L.C.
                        (A DELAWARE LIMITED LIABILITY COMPANY)
                            NOTES TO FINANCIAL STATEMENTS

11.     Quarterly  Results  of  Operations  (unaudited)  (continued)
        ----------------------------------

The following is a list of the major events that affected the Fund's performance during 2001:

          (i) In the second quarter of 2001, the Fund recognized a USPE engine reserve liability of $0.8 million as income; and

          (ii) In the fourth quarter of 2001, the Fund sold an aircraft, a marine container, and trailers for a total gain of $6.8 million.

The following is a summary of the quarterly results of operations for the year ended December 31, 2000 (in thousands of dollars, except weighted-average unit amounts):

                                     March    June     September   December
                                        31,      30,          30,        31,  Total
                                    ==================================================
Operating results:
  Total revenues                     $5,936   $5,906   $    7,976  $   8,170  $27,988
  Net income                            223      304        1,716      2,578    4,821

Per weighted-average Class A unit:

Net income (loss)                    $(0.04)  $(0.03)  $     0.31  $    0.38  $  0.62


The following is a list of the major events that affected the Fund's performance during 2000:

          (i) In the third quarter of 2000, the Fund sold trailers and railcars for a total gain of $2.1 million; and

          (ii) In the fourth quarter of 2000, the Fund sold a marine vessel, trailers, and railcars for a total gain of $1.8 million.


12.     Subsequent  Event
        -----------------

     On April 12, 2002, PLM International, Inc. (PLMI) extended the $10.0 million warehouse facility, which is shared by the Fund, PLM Equipment Growth Fund V, PLM Equipment Growth & Income Fund VI, PLM Equipment Growth & Income Fund VII and Acquisub LLC, a wholly owned subsidiary of PLMI which is the parent company of FSI. Including amending the revised lease expiration date to August 2002 up to 100% of the cost of the equipment. Outstanding borrowings by one borrower reduce the amount available to each of the other borrowers under the facility. Individual borrowings may be outstanding for no more than 270 days, with all advances due no later than July 11, 2002. Interest accrues either at the prime rate or LIBOR plus 2.0% at the borrower's option and is set at the time of an advance of funds. Borrowings by the Partnership are guaranteed by PLMI. The fund is not liable for the advances made to other eligible borrowers. This facility expires on July 11, 2002.

                      (This space intentionally left blank)

INDEPENDENT  AUDITORS'  REPORT



The  Members
Professional  Lease  Management  Income  Fund  I,  L.L.C.:

We have audited the financial statements of Professional Lease Management Income Fund I, L.L.C. (the "Fund") as of December 31, 2001, and for the year then ended, and have issued our report thereon dated March 8, 2002 (April 12, 2002 as to Note 12); such report is included elsewhere in this Proxy Statement. Our audit also included the financial statement schedule of Professional Lease Management Income Fund I, L.L.C.. This financial statement schedule is the responsibility of the Fund's management. Our responsibility is to express an opinion based on our audit. In our opinion, such financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.



/s/  Deloitte  &  Touche  LLP


Certified  Public  Accountants

Tampa,  Florida
March  8,  2002
  (April  12,  2002  as  to  Note  12)

               PROFESSIONAL LEASE MANAGEMENT INCOME FUND I, L.L.C.
                        (A DELAWARE LIMITED LIABILITY COMPANY)
                        VALUATION AND QUALIFYING ACCOUNTS

                  YEARS ENDED DECEMBER 31, 2001, 2000, AND 1999
                            (in thousands of dollars)



                                                     Additions
                                      Balance at     Charged to                 Balance at
                                      Beginning of   Cost and                   Close of
                                      Year           Expense       Deductions   Year
                                      -------------  -----------  ------------  ------------
Year Ended December 31, 2001
     Allowance for Doubtful Accounts  $          48  $     1,001   $         1  $     1,048
                                      ======================================================
Year Ended December 31, 2000
     Allowance for Doubtful Accounts  $          65  $        (5)  $        12  $        48
                                      ======================================================
Year Ended December 31, 1999
     Allowance for Doubtful Accounts  $          43  $        38   $        16  $        65
                                      ======================================================

               PROFESSIONAL LEASE MANAGEMENT INCOME FUND I, L.L.C.
                   120 South Montgomery Street, Suite 1350
                            San Francisco, CA 94104

                            Consent of Class A Member
                      (SOLICITED ON BEHALF OF THE MANAGER)

I have received and reviewed the Solicitation Statement dated _______________, 2002 (the "Solicitation Statement"), from Professional Lease Management Income Fund I, L.L.C. (the "Company") concerning the five proposed amendments (each, a "Proposal," and collectively, the "Amendment") to the Operating Agreement of the Company. In accordance with Article XVIII of the Operating Agreement, I hereby vote as follows.

THE  MANAGER  RECOMMENDS  A VOTE FOR THE ADOPTION OF ALL THE PROPOSALS.  You may
                                 ---
vote on all the Proposals my marking one of the boxes in PART I below or separately on each Proposal by marking items in PART II on the reverse side. If you sign and return this Consent without specific voting instructions, your Class A Units will be voted FOR the adoption of all the Proposals.

PART  I
-------

CLASS A MEMBERS WHO WISH TO VOTE ON THE ADOPTION OF ALL THE PROPOSALS SHOULD DO SO BY CHECKING ONE OF THE BOXES BELOW AND SKIPPING PART II OF THIS CONSENT.

Adopt  all  five  of  the  Proposals

______  FOR     ______  AGAINST     ______  ABSTAIN


IF  THE  CLASS  A  MEMBER  IS  AN  INDIVIDUAL
(IF JOINT TENANTS OR TENANTS-IN-COMMON, BOTH OWNERS MUST SIGN. IF SIGNING AS EXECUTOR, ADMINISTRATOR, CUSTODIAN, TRUSTEE, ATTORNEY-IN-FACT OR GUARDIAN, PLEASE PROVIDE YOUR FULL TITLE AS SUCH):


__________________    ________________       ________________ _________________
 Signature            Date                   Signature        Date

__________________                           ________________
 Title                                       Title

IF  THE  CLASS  A  MEMBER  IS  A  CORPORATION,
PARTNERSHIP  OR  COMPANY:

________________________________
 Print  Name  of  Entity

By:

___________________  ____________________
 Signature           Date

____________________________________________
 Print  Name  and,  if  applicable,  Title

PART  II
--------

1.  Permit  the  Company  to  acquire  various  types  of  property

______  FOR     ______  AGAINST     ______  ABSTAIN

2.  Permit  the  Company  to  issue  additional  securities

______  FOR     ______  AGAINST     ______  ABSTAIN

3.  Modify  certain  fees  payable  to  the  Manager

______  FOR     ______  AGAINST     ______  ABSTAIN

4.  Modify  permitted  debt  and  permit  credit  enhancement

______  FOR     ______  AGAINST     ______  ABSTAIN

5.  Extend  reinvestment  period

______  FOR     ______  AGAINST     ______  ABSTAIN

     A properly executed Consent of Class A Member received by the Manager will be voted in accordance with the direction indicated above. If no specific voting instructions are indicated, a properly executed Consent of Class A Member received by the Manager will be voted FOR Proposals 1 through 5. If both PART I and PART II are competed, the Consent will be voted in accordance with PART I.


PLEASE RETURN THIS CONSENT FORM NO LATER THAN _______________________ (SUBJECT TO EXTENSION AT THE DISCRETION OF THE MANAGER) TO:

BY  U.S.  MAIL  OR  FACSIMILE:
-----------------------------


GEORGESON  SHAREHOLDER  COMMUNICATIONS,  INC
WALL  STREET  STATION
P.O.  BOX  1101
NEW  YORK,  NY  10269-0666
UNIT  HOLDER  QUESTIONS:
CALL  (___)  ____________
FAX  VOTES  TO:  (877)  260-0406



BY  HAND  DELIVERY:
------------------
GEORGESON  SHAREHOLDER  COMMUNICATIONS,  INC
17  STATE  STREET,  10TH  FLOOR
ATTENTION:  PROXY  TABULATION
NEW  YORK,  NY  10004